UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23410

FROST FAMILY OF FUNDS

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of Principal Executive Offices, Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 1-877-713-7678

Date of fiscal year end: July 31, 2020

Date of reporting period: July 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Frost

INVESTMENT ADVISORS

Frost Family of Funds

ANNUAL REPORT

July 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-877-71-FROST (1-877-713-7678).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-71-FROST (1-877-713-7678). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Frost Funds if you invest directly with the Funds.

Investment Adviser:
Frost Investment Advisors, LLC

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after period end. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-71-FROST; and (ii) on the Commission’s website at http://www.sec.gov.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

The rollercoaster that has impacted the markets, both fixed income and equity, over these past several months has proven to be quite a challenge, both during the downturn and the subsequent recovery. Just reflecting back on the number of “100-year” events that have roiled our lives, the world economies and the markets over this short time span is daunting. Add in the year-to-date jobless numbers, the on-again off-again quarantines and the daily reports of the COVID-19 caseload and deaths, and the past several months have blunted our perspective when it comes to analyzing today’s headlines.

As a new normal has evolved, most companies were caught off guard, especially those tied to “brick and mortar” storefronts. Commerce continued but reflected a change from commuting downtown and shopping at the mall to living, vacationing, shopping and working from home. Air travel was grounded, as was dining out and quick trips to the store, while people accelerated or began home deliveries, web-based meetings and live streaming. This sudden social transition wasn’t immediately understood by investors until after the March 23 lows, but early into the second quarter the equity markets began rallying around the companies that were the beneficiaries of a new industrial revolution—the newly decentralized workforce. These trends were and continue to be the primary drivers providing underlying support for the markets to date.

Whether these trends continue over the balance of the year remains to be seen, creating uncertainty which adds to investor stress and market volatility. The primary unknown, with a global impact, is the potential for and timing of a successful vaccine, which could allow some normalcy to return to lives, economies and markets. There are daily headlines on vaccine trials amid growing case counts, with the latter adding to concerns of another shutdown. Overseas there are similar virus spikes, but economies in Asia and Europe are slowly showing evidence of a recovery. At home, the “green shoots” that are providing some reassurance today now include a bounce-back in housing, auto manufacturing, on-line retail sales and technology-centric corporate earnings.

Over the next several months, we expect to gain more clarity in terms of the economic recovery, the longer term impact of changes in behavior and the advent of what appears to be a low interest rate environment here and across the developed economies of the world. As economic data stabilize and policy changes take root, we will also be weighing the impact of the rapidly approaching elections. The political narrative will most likely heat up, as will the opinions on which administration should be leading the country out of the economic shutdown As I’ve mentioned in past shareholder letters, Frost Investment Advisors will continue to provide a steady hand during these periods of uncertainty, with the knowledge that opportunity is presented at times like these.

We appreciate your continued support and confidence in our team.

Tom Stringfellow

President, Frost Investment Advisors

Past performance does not guarantee future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that Frost Investment Advisors, LLC will continue to waive fees. For performance data current to the most recent month end, please call 877.713.7678.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

Mutual fund investing involves risk including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counter party risk. Diversification does not protect against market loss.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Market Review

Equity markets completed a volatile twelve month period with surprisingly solid overall gains underpinned by accommodative monetary and fiscal policy initiatives which helped to partially offset the economic disruption caused by Covid-19. Growth stocks significantly outperformed value stocks, as many companies in the growth index have seen strengthening business trends as a result of the pandemic. For example, within the Fund, Amazon and Netflix are the two most obvious beneficiaries. But also companies like PayPal, Home Depot, Costco, and Electronic Arts have all seen underlying growth rates accelerate over the past several months.

Turning to the Fiscal Year 2020 period, the Frost Growth Equity Fund (Institutional share class) returned 27.91%. The Fund did well relatively to its large cap growth peers but underperformed its benchmark, the Russell 1000 Growth Index, which returned 29.84% over the same time period. Most actively managed, diversified growth funds underperformed the Russell 1000 Growth Index given how concentrated the benchmark has become with its top holdings, amid rules that prevent diversified mutual funds from holding a similarly concentrated portfolio.

The relative underperformance during the fiscal year was primarily driven by stock selection in the Technology sector, as well as the drag from cash holdings in the Fund. During such a strong absolute return period even modest amounts of cash can be a significant detractor to relative performance. The underperformance in the Technology sector was largely the result of our underweight to Apple, which increased 101.9% during our fiscal year period. More specifically, the underweight in Apple represented a 281 basis point headwind to the Fund’s return relative to the benchmark’s return. Apple’s weighting in the Russell Growth Index at the end of July was 11.1%, whereas the weighting in the Fund was 6.3%. We admire Apple a great deal, having held the stock for 14+ years in the Fund, and have the name as one of our top 5 holdings. But we have don’t think the growth profile of the company relative to the valuation on the stock justifies carrying the position at 11% in order to match the benchmark.

Positive contributors to performance during the fiscal year were an underweight allocation to the poorly performing Industrials and Consumer Staples sectors, an overweight allocation to the Consumer Discretionary sector, and strong stock selection in the Communication Services, Consumer Staples, and Real Estate sectors.

Looking forward, we believe the pandemic is likely to have a lasting impact on business and consumer behavior going forward. Many of these trends were already in place, but have accelerated and/or been pulled forward as a result of Covid-19. Many growth companies entered this environment already advantaged, and have only become more so. We think the next expansion will be profoundly impacted by the role of technology in a post-pandemic world. Our focus on structurally attractive, competitively differentiated businesses led by strong management teams should serve us well in this time of change and uncertainty.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objective.

REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-book ratios and higher forecasted growth values.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Growth Index contains those securities of the S&P 500 Index with growth characteristics.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

The investment objective of the Frost Value Equity Fund (the “Fund”) is to deliver a total return above that of its benchmark, and secondarily to outperform other actively managed large cap value funds in the Fund’s peer group. The Fund attempts to achieve these objectives by identifying and investing in high-quality companies which offer underappreciated earnings and free cash flow growth. Over time we expect other investors will recognize the long-term potential of the portfolio’s individual investments which will result in enhanced return for the Fund.

Market Overview:

Fiscal 2020 proved to be an epic year for investors in terms of return volatility. The year began with the Russell 1000 Value index rising approximately 10% to reach an all-time high in January, followed by a near 40% retreat in 2 months – one of the most intense bear markets in history. The fear of the economic fallout from the Covid-19 pandemic caused sector after sector to implode, until the market bottomed on March 23, 2020. From the March bottom through July 31, 2020 the market recovered 35%, as global central banks and politicians around the world unleashed a tsunami of monetary and fiscal policies in an effort to calm financial markets and provide economic stimulus.

The technology, financial services, industrials and utilities sectors outdistanced the Russell 1000 Value benchmark during the first six months of the fiscal year. Improving macroeconomic data and declining 10-year Treasury yields were the key factors driving this outperformance. All of the index sectors retreated during the panic sell off in March, with energy experiencing the most severe deterioration. There was a change in sector leadership in the four months following the March bottom. Healthcare, technology, materials and consumer staples were the best performing sectors during this time period. Not surprising, the Covid and work-from-home related sectors were the largest beneficiaries, as pharmaceutical and medical equipment companies accelerated their efforts to develop a vaccine, and consumers migrated to online versus in-person shopping to restock their pantries. Value stocks underperformed growth stocks as investors shunned economically sensitive stocks like banks and energy companies, in favor of mega cap technology and hyper growth stocks. Additionally, the largest market cap stocks garnered an increasing percentage of ETF inflows creating a virtuous feedback loop. While the underperformance of value stocks at times feels eternal, we continue to believe that valuation will matter to investors again at some point.

Performance and Highlights:

For the one-year period ending July 31, 2020, the Frost Value Equity Fund (Institutional Share Class) saw a performance decline of 8.36% versus the Russell 1000 Value benchmark return of -6.01%. The communication services, technology and real estate sectors were positive contributors to the Fund’s total return. This was more than offset by weak performance within the remaining sectors. While the Fund continued to broaden sector exposure, stock selection proved challenging as several portfolio holdings were unduly punished as a result of company specific issues.

To reduce portfolio concentration, the Fund expanded its holdings to 57 positions. This past year we added 19 new companies and eliminated 14. The new additions included Activision Blizzard, Applied Materials, Berkshire Hathaway, Bristol-Myers Squibb, Constellation Brands, CVS, Elanco, Entergy, Evergy, Expedia, Healthpeak Properties, L3Harris, Philip Morris, P&G, Progressive, Qualcomm, State Street, Sysco, and Union Pacific. The 14 positions eliminated from the portfolio were the result of the stock either achieving our targeted valuation or experiencing an investment thesis impairment.

Over the past year the contribution from new portfolio holdings was additive to the Fund’s total return. On average, the 19 new portfolio holdings outperformed the fund’s benchmark by roughly 8%. We are encouraged by these results. As usual, we remain vigilant to any thesis degradation, and will adjust our positions when prudent.

The fund begins fiscal 2021 with securities offering what we believe is the potential for attractive future returns. We understand that market volatility can result in periods of relative underperformance, yet, we are optimistic about the long-term potential of our current holdings. Our process systematically invests in businesses with improving earnings and cash flow at levels not reflected by current market valuations. We concentrate our holdings into those companies we expect will increase in value as other investors recognize their enhanced earnings power.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The views expressed by the portfolio managers reflect their professional opinions and should not be considered buy or sell recommendations. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-book ratios and lower forecasted growth values.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Value Index contains those securities of the S&P 500 Index with value characteristics.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FIXED INCOME FUNDS

Market Review

US Bond Market

The US bond market turned in one of its best overall total return performances in some time over the past year. While market volatility spiked early in 2020 during the onset of the Covid-19 pandemic, the bond market recovered quickly and subsequently generated significant returns as a result of a material decline in yields and relatively stable credit spreads. The Bloomberg Barclays US Universal Bond Index generated a return of 9.45% for the year, with the smaller but better known Bloomberg Barclays US Aggregate Bond Index generating an even better 10.12%. Volatility in the credit markets spiked as the US economy entered recession in the first quarter and into the second, but both the rates and credit sectors delivered positive returns. It did, however, require rather unprecedented levels of monetary action by the major central banks, including the US Federal Reserve, to support the credit markets. But, while returns were clearly not a straight line up, this past year has delivered large, and largely unexpected, gains.

US Treasury Securities

The US Treasury market produced one of its best twelve-month periods in many years over the 2019 fiscal year. With yields across the intermediate and long-end of the yield curve beginning this fiscal year at close to record lows, the year began with poor prospects for expected returns in the Treasury sector for 2020. With this as a starting point it should be of little surprise that during the first few months of the year (from approximately August through December of 2019) the US Treasury market saw yields rise across the yield curve, and as a result the sector produced the worst performance across the entire US bond market. However, as the Covid-19 pandemic began to take hold and the global recession followed, US Treasury yields quickly plummeted and returns reversed course in a positive direction. When it all was said and done, at year-end the overall US Treasury sector produced returns of approximately 12% over the Fund’s fiscal year, and the long-end of the yield curve saw returns in excess of 30%. The year finished with the ten-year US Treasury Note yield at an unprecedented, and all-time low, level of 0.50%.

US Agency Unsecured Securities

For the twelve-month period of the Fund’s fiscal year, the US Agency sector underperformed both the US Treasury and the US Aggregate Bond Index with a return of approximately 5.82%. The US Agency sector underperformed due primarily to the callable portion of the market which underperformed, as overall market volatility spiked and the level of interest rates fell to a point where the entire callable market had moved into callable territory.

Residential Mortgage-Backed Securities (“RMBS”)

The RMBS sector underperformed the US Aggregate Bond index over the fiscal year, proving to be one of the worst performing sectors, even though overall returns were solidly in positive territory. The Bloomberg Barclays RMBS index produced a return of 5.45% for the period, a level that is quite respectable considering the overall interest rate environment, but nonetheless a return which fell below that of the other large US bond market sectors. Within the US Agency RMBS space generally higher coupon pools underperformed as a result of prepayment concerns, as mortgage rates finished at all-time low levels. In the Non-Agency RMBS space returns were very dispersed across sector types and credit tiers, but generally were lower than the returns in the US Agency sector. Overall, RMBS underperformed due to the poor convexity profile of the sector due to loan prepayment increases, as mortgage rates declined materially over the year in correlation with Treasury yields falling.

Asset-Backed Securities (“ABS”)

The Bloomberg Barclays US ABS Sub-Index returned 5.13%, generally outperforming US government securities on a duration adjusted basis for the twelve-month period ending on July 31, 2020. The sector continued to benefit from a steady, but manageable, new issuance supply and solid credit fundamentals. The sector continues to demonstrate meaningfully lower volatility when compared to the larger IG Corporate sector, even though the sector did see outsized levels of volatility, consistent generally with all other risk assets, during the March/April period of the Covid-19 crisis. The primary reason for the sector’s relatively low total return results over the past year is the much lower interest rate risk character, as the sector is almost exclusively a 1 to 6 year maturity profile sector.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FIXED INCOME FUNDS

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS turned in a mixed performance over the twelve-month period ending July 31, 2020 on , driven by the meaningfully decline in Treasury yields and the credit fundamentals across the CRE industry. The higher quality end of CMBS delivered returns of between 7% and 8%, depending on the collateral type. However, the lower quality end of CMBS produced much lower returns, and in some cases nominally negative returns for the year, in correlation with the general risk off moves brought on by the pandemic and rising macroeconomic uncertainty.

Collateralized Loan Obligation (“CLO”)

The CLO sector delivered positive total returns for the twelve-month period ending July 31, 2020, but generally underperformed every other major sector of the US bond market. The sector saw poor returns relative to the US Aggregate Index, primarily due to meaningfully weaker investor demand for floating rate coupon securities as macroeconomic concerns increased over the period and expectations grew that the Federal Reserve would modify monetary policy from a raising rates environment to a decreasing rates scenario. Broadly speaking, spreads over LIBOR increased across the entire credit sector during the year, with the lower rated areas of “BBB” and “BB” widening the most. The CLO sector did outperform the highly correlated syndicated loan market, as the loan sector was negatively affected by the same factors as CLOs, and then on top of that saw significant outflows from ETF investors, which can often be a very volatile investor type.

Investment Grade Corporate Securities (“IG”)

The Bloomberg Barclays US IG Index saw an astonishing 12.44% total return, including a return of 19.41% in the longer maturity portion of the index, for the twelve-month period ending July 31, 2020. IG was the best performing asset sector across the entire US bond market over the period, as it benefited from both the rally in the US Treasury market, and steady credit spreads. The IG sector did come under significant stress during the March/April timeframe in conjunction with all other risk assets, however, the sector quickly began a rather impressive turnaround on the heels of Federal Reserve actions, and a subsequent overall market rally in risk assets. When the year came to an end the IG sector turned in the best sector performance, even better than US Treasuries.

High Yield Corporate Securities (“HY”)

The Bloomberg Barclays US HY index returned just over 4% over the twelve-months ending July 31, 2019. The sector underperformed materially in the March to April timeframe, as market stresses played out as the Covid-19 pandemic developed. Unlike the IG sector, the HY market did see a sizable performance differential based on the degree of credit risk, with the higher risk assets underperforming, along with issuers that are generally associated with high correlations to the current macroeconomic circumstances. For example, HY companies in the travel, commercial real estate and consumer cyclicals like gaming and leisure each underperformed. The higher end of HY such as the “BB” rating area delivered sizable outperformance, with returns of close to 10%. The “CCC” rated segment however, delivered returns of approximately -7%, with some of the deep cyclical industries such as energy producing negative returns for the year.

Money Market Securities

Money markets had a rather entertaining year. The Federal Reserve reduced the federal funds rate target from approximately 2% at the start of the year, to back down to near zero in reaction to poor market functioning in the REPO, US T-Bill and other related cash sectors, and then later in the year due to the onset of the Covd-19 pandemic and economic recession. As the fiscal-year came to an end, money market rates across every sector finished at or close to their all-time lows, which were previously set in the 2014 period.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Fund Results

For the twelve-month period ending July 31, 2020, the Fund produced a return of 0.60% for the institutional share class, which lagged the benchmark for the fund, the Bloomberg Barclays US Aggregate Bond Index, which returned 10.12% over the same time period. This result was due to a combination of factors, with the most important being an underweight to interest rate risk, some sector allocation underperformance and generally poor individual security selection. The Fund’s overall duration position was meaningfully less than the benchmark, maintaining its effective duration in a range of 2.75% to 3.50% over the fiscal year, which was lower than the benchmark’s duration which spent the year ran closer to 6.0%. This allocation position detracted from performance relative to the benchmark, as interest rates materially declined over the year. This attribution represented a little over half of the Fund’s relative underperformance. The Fund also lost relative performance due to the following allocations decisions: an overweight position to the high yield (HY) corporate sector, an overweight to the Collateralized Loan Obligation (CLO) sector, and to a lesser extent an overweight to both the Asset Backed Securities (ABS) and Collateralized Mortgage Backed Securities (CMBS) sector. The Fund as of its July 31, 2020 fiscal year-end finished with an allocation of approximately 20% allocation to the HY Corporates, a 17% CLO allocation, a 17% ABS allocation and an 11% CMBS allocation. Finally, the Fund felt the effects of poor security selection, in particular with its energy corporate exposure, as several of the Fund’s off-shore oil drilling holdings became impaired with the stress that industry has seen of late, and one additional holding in the telecommunication industry.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objectives.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares and A Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

(5)	A Class Shares commenced operations on June 1, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Bond Credit Quality as of July 31, 2020

Credit Rating(1)	Percentage of Total Investments
AAA	22%
AA	11%
A	8%
BBB	15%
Below Investment Grade	18%
Treasuries	13%
Agency	11%
Cash	2%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Fund Results

For the twelve-month period ending July 31, 2020, the Fund underperformed its benchmark, a 50/50 weight of the Bloomberg Barclays US Credit and US High Yield indexes, due to both a defensive interest rate allocation and asset sector allocation decisions. The Fund maintained its effective duration between 2% to 2.50% for the fiscal year, which proved to be meaningfully lower than its benchmark. This represented the majority of the Fund’s relative underperformance to its benchmark for the year. In terms of asset sector allocations, the Fund was overweight the CLO sector which delivered negative returns of approximately -3.75% but which were significantly less than the returns of other sectors; most notably Corporates and ABS, which produced year over year returns of approximately 7.50% and 5% respectively. The Fund held on average a 30% allocation to CLO’s over the fiscal year. The Fund’s best performing sector for the year was its Corporate allocation, which ranged from a weight of between 30% to 38% over the year, finished the year at a weight of 33%.

Diversification does not ensure a profit or guarantee against a loss.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

CLO – Collateralized Loan Obligations are a type of asset-backed securities whereby payments from multiple middle market sized business loans pooled together and passed on to bond holders as security collateral. The actual loans used as collateral in a CLO are generally multi-million dollar loans called syndicated loans and are typically originally lent by a bank or other financial institution.

The Bloomberg Barclays U.S. Credit Index is designed to track the performance of a hypothetical buy write strategy on the S&P 500 Index.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is a market value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares and A Class Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Investor Class Shares commenced operations on December 3, 2012.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	A Class Shares commenced operations on June 1, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Bond Credit Quality as of July 31, 2020

Credit Rating(1)	Percentage of Total Investments
AAA	1%
AA	5%
A	25%
BBB	24%
Below Investment Grade	31%
Agency	3%
Cash	11%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Fund Results

For the twelve-month period, the Fund underperformed its benchmark, the Bloomberg Barclays 1 to 5 year US Government Credit Bond Index, due primarily to its duration position, as well as the Fund’s relatively defensive allocation to interest rate risk throughout the year. The Fund maintained its effective duration in a range of 1.0% to 1.75% during the fiscal year, which was lower than the benchmark which spent the year with a duration closer to 2.75%. This allocation position detracted from performance relative to the benchmark, as interest rates generally declined significantly during the year. As an example, the yield on the three-year maturity US Treasury Note fell over the year from approximately 1.50% to an astonishing 0.15%.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Bloomberg Barclays U.S. 1-5 Year Government/Credit Index is comprised of Treasuries, Government related issues, U.S. dollar corporate securities, and specified foreign debentures and secured notes that have remaining maturities of more than one year but less than five years.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Bond Credit Quality as of July 31, 2020

Credit Rating(1)	Percentage of Total Investments
AAA	20%
AA	12%
A	27%
BBB	16%
Treasury	24%
Cash	1%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Fund Results

For the twelve-month period, the Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, due primarily to duration position and the Fund’s relatively defensive allocation to interest rate risk throughout the year. The Fund maintained its effective duration in a range of 3.25% to 3.75% for the year, which was lower than the benchmark, which spent the year closer to a range of 5% to 5.5%. This allocation position detracted from performance relative to the benchmark, as interest rates declined materially over the year. As an example, the yield on the ten-year maturity tax-exempt “AAA” rated national municipal bond yield curve declined over the year from approximately 1.50% to less than 0.75%.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Bloomberg Barclays Municipal Bond Index is a rules-based, market value weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must have minimum credit rating of Baa and must have an outstanding par value of at least $5 million. Bonds must be at least one year from their maturity date.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on August 28, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Bond Credit Quality as of July 31, 2020

Credit Rating(1)	Percentage of Total Investments
AAA	20%
AA	32%
A	23%
BBB	11%
Below Investment Grade	12%
Cash	2%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST GROWTH EQUITY FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK§ — 98.4%

Communication Services — 12.7%

Alphabet, Cl C*	7,720	$11,448,451

Alphabet, Cl A*	8,254	12,281,540

Electronic Arts*	33,000	4,673,460

Facebook, Cl A, Swap*	57,690	14,634,222

Netflix*	15,000	7,333,200

		50,370,873

Consumer Discretionary — 22.1%

Alibaba Group Holding ADR*	29,000	7,279,580

Amazon.com*	13,121	41,523,766

Booking Holdings*	2,170	3,606,822

Chipotle Mexican Grill, Cl A*	7,000	8,086,120

Home Depot	43,090	11,439,964

NIKE, Cl B	40,000	3,904,400

O’Reilly Automotive*	6,000	2,864,280

Starbucks	52,550	4,021,652

TJX*	93,000	4,835,070

		87,561,654

Consumer Staples — 1.4%

Costco Wholesale	17,132	5,576,980

Financials — 2.7%

JPMorgan Chase	58,500	5,653,440

Moody’s	17,405	4,896,026

		10,549,466

Health Care — 15.8%

Abbott Laboratories	50,000	5,032,000

AbbVie	60,000	5,694,600

Boston Scientific*	185,000	7,135,450

Danaher	43,750	8,916,250

Edwards Lifesciences*	28,500	2,234,685

Description	Shares	Value

Humana	13,500	$5,298,075

Merck	75,000	6,018,000

Seattle Genetics*	15,000	2,494,050

UnitedHealth Group	20,300	6,146,434

Vertex Pharmaceuticals*	29,000	7,888,000

Zoetis, Cl A	36,735	5,571,965

		62,429,509

Industrials — 4.3%

Canadian Pacific Railway	21,540	5,927,377

Fortive	52,000	3,649,880

Northrop Grumman	12,000	3,900,120

Union Pacific	20,000	3,467,000

		16,944,377

Information Technology — 37.3%

Adobe*	19,000	8,442,080

Apple	58,396	24,820,636

Applied Materials	90,000	5,789,700

Autodesk*	10,000	2,364,300

Mastercard, Cl A, Swap	49,410	15,244,467

Microsoft	180,500	37,004,305

NVIDIA	7,500	3,184,425

PayPal Holdings, Swap*	57,520	11,277,946

salesforce.com*	53,635	10,450,780

ServiceNow, Swap*	19,000	8,344,800

Visa, Cl A	84,600	16,107,840

Workday, Cl A*	10,000	1,809,200

Xilinx	28,000	3,005,800

		147,846,279

Materials — 1.1%

Sherwin-Williams	7,000	4,535,440

Real Estate — 1.0%

American Tower ‡	15,500	4,051,545

Total Common Stock (Cost $172,498,833)		389,866,123

CASH EQUIVALENT — 1.6%

Federated Government Obligations Fund, Cl I, 0.060%** (Cost $6,432,539)	6,432,539	6,432,539

Total Investments — 100.0% (Cost $178,931,372)		$396,298,662

Percentages are based on Net Assets of $396,354,095.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2020.
§	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST GROWTH EQUITY FUND

As of July 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2020, there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST VALUE EQUITY FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK§ — 99.9%
Communication Services — 7.0%

Activision Blizzard	1,840	$152,039

Comcast, Cl A	1,200	51,360

Fox	3,400	87,618

Verizon Communications	2,925	168,129

Walt Disney	779	91,096

		550,242

Consumer Discretionary — 8.3%

Carnival*	3,000	41,640

Expedia Group	1,126	91,217

Lowe’s	1,540	229,322

PVH	1,108	53,915

Sony ADR	3,036	236,687

		652,781

Consumer Staples — 11.2%

Constellation Brands, Cl A	959	170,894

Ingredion	1,804	156,046

Philip Morris International	1,775	136,338

Procter & Gamble	1,593	208,874

Sysco	1,000	52,850

Tyson Foods, Cl A	2,630	161,613

		886,615

Energy — 3.6%

Chevron	2,000	167,880

Valero Energy	2,136	120,107

		287,987

Description	Shares	Value

Financials — 21.8%

American Express	1,374	$128,222

Aon, Cl A	786	161,303

Bank of America	7,600	189,088

Berkshire Hathaway, Cl B*	1,350	264,303

Cboe Global Markets	617	54,111

Chubb	772	98,229

Citigroup	1,450	72,515

Fidelity National Financial	2,658	86,013

JPMorgan Chase	2,085	201,494

Nasdaq	635	83,382

Progressive	2,225	201,006

State Street	2,540	162,027

Wells Fargo	925	22,440

		1,724,133

Health Care — 16.8%

AbbVie	1,105	104,876

Anthem	825	225,885

AstraZeneca ADR	2,747	153,228

Bristol-Myers Squibb	1,700	99,722

CVS Health	3,000	188,820

Elanco Animal Health*	2,600	61,438

Johnson & Johnson	1,502	218,931

Medtronic	2,204	212,642

Merck	750	60,180

		1,325,722

Industrials — 10.0%

Eaton	1,759	163,816

Johnson Controls International	2,851	109,706

Kansas City Southern	942	161,883

L3Harris Technologies	825	138,872

Raytheon Technologies	1,400	79,352

Union Pacific	769	133,306

		786,935

Information Technology — 10.9%

Applied Materials	1,550	99,712

Cisco Systems	2,363	111,297

Corning	4,994	154,814

Fidelity National Information Services	1,320	193,129

Microsoft	790	161,958

QUALCOMM	1,300	137,293

		858,203

Materials — 2.2%

DuPont de Nemours	3,300	176,484

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST VALUE EQUITY FUND

Description	Shares	Value

Real Estate — 4.4%

Healthpeak Properties‡	4,538	$123,842

Weyerhaeuser*‡	7,983	222,007

		345,849

Utilities — 3.7%

Entergy	1,112	116,905

Evergy	2,745	177,958

		294,863

Total Common Stock (Cost $8,003,175)		7,889,814

Total Investments — 99.9% (Cost $8,003,175)		$7,889,814

Percentages are based on Net Assets of $ 7,899,629.

*	Non-income producing security.
§	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

As of July 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2020 , there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
CORPORATE OBLIGATIONS — 24.1%

Communication Services — 1.0%

Frontier Communications 8.500%, 04/15/20 (A)	$54,892,000	$17,111,078

Interpublic Group of 4.750%, 03/30/30	1,000,000	1,210,958

T-Mobile USA 2.550%, 02/15/31 (B)	13,000,000	13,505,050

Zayo Group Holdings 4.000%, 03/01/27 (B)	1,000,000	1,002,210

		32,829,296

Consumer Discretionary — 7.1%

Air Canada 7.750%, 04/15/21 (B)	1,995,000	2,014,950

Block Financial 4.125%, 10/01/20	5,200,000	5,209,175

Description	Face Amount	Value

BMW US Capital 3.800%, 04/06/23 (B)	$5,000,000	$5,390,173

Booking Holdings 4.500%, 04/13/27	1,000,000	1,180,803

Capitol Investment Merger Sub 2 Callable 08/01/21 @ 105 10.000%, 08/01/24 (B)	13,000,000	13,440,440

Carnival 11.500%, 04/01/23 (B)	2,500,000	2,718,750

Choice Hotels International 3.700%, 01/15/31	3,000,000	3,111,180
3.700%, 12/01/29	8,000,000	8,204,960

Expedia 3.800%, 02/15/28	5,915,000	5,857,418

Ford Motor 9.625%, 04/22/30	5,750,000	7,575,625
9.000%, 04/22/25	1,412,000	1,663,513
5.291%, 12/08/46	5,500,000	5,226,650
4.346%, 12/08/26	19,033,000	19,318,495

Ford Motor Credit 5.125%, 06/16/25	1,000,000	1,066,070
4.375%, 08/06/23	2,000,000	2,069,580
2.343%, 11/02/20	4,000,000	3,983,760

GameStop 10.000%, 03/15/23 (B)	500,000	445,055

General Motors Financial 5.200%, 03/20/23	4,000,000	4,350,061
Callable 10/15/24 @ 100 4.000%, 01/15/25,	15,126,000	16,100,455

Hyundai Capital America 5.750%, 04/06/23 (B)	16,000,000	17,651,432

Jaguar Land Rover Automotive 4.500%, 10/01/27 (B)	6,000,000	4,785,000

Macy’s 8.375%, 06/15/25 (B)	7,000,000	7,310,940

Mohawk Industries 3.625%, 05/15/30	13,000,000	13,017,960

Panther BF Aggregator 2 8.500%, 05/15/27 (B)	13,750,000	14,451,250

QVC 5.125%, 07/02/22	500,000	520,000
4.850%, 04/01/24	4,500,000	4,734,675
4.750%, 02/15/27	4,000,000	4,100,000

Scientific Games International 8.625%, 07/01/25 (B)	5,750,000	5,778,520

Staples 10.750%, 04/15/27 (B)	6,350,000	4,032,250

TJX 3.875%, 04/15/30	5,000,000	6,029,181

TransJamaican Highway 5.750%, 10/10/36 (B)	1,500,000	1,485,000

Under Armour 3.250%, 06/15/26	3,200,000	2,988,000

VistaJet Malta Finance 10.500%, 06/01/24 (B)	33,799,000	30,419,100

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Wynn Macau 5.500%, 01/15/26 (B)	$5,000,000	$5,012,500

		231,242,921

Energy — 5.1%

Antero Midstream Partners 5.750%, 01/15/28 (B)	15,000,000	12,789,000

Apache 7.750%, 12/15/29	4,138,000	4,344,900

Baytex Energy 8.750%, 04/01/27 (B)	10,099,000	5,226,232

Colbun 3.150%, 03/06/30	200,000	206,500

Exxon Mobil 3.482%, 03/19/30	2,000,000	2,348,227

Intesa Sanpaolo 4.000%, 09/23/29 (B)	5,000,000	5,443,935

Lukoil International Finance BV 4.563%, 04/24/23	3,000,000	3,183,450

Noble Holding International 6.050%, 03/01/41 (A)	13,462,000	336,550
4.900%, 08/01/20 (A)	16,451,000	658,040
4.625%, 03/01/21 (A)	57,294,000	1,718,820

NuStar Logistics 6.000%, 06/01/26	1,000,000	1,025,000

Petrobras Global Finance BV 8.750%, 05/23/26	2,000,000	2,500,000

Petroleos Mexicanos 6.840%, 01/23/30 (B)	4,000,000	3,720,000
5.500%, 01/21/21	2,000,000	2,025,000
5.350%, 02/12/28	7,000,000	6,142,500

Seadrill New Finance 12.000%cash/ 0% PIK, 07/15/25 (B) (C)	62,825,155	23,245,307

Seadrill New Finance 12.000%, 07/15/25	13,053,227	4,829,694

Sumitomo Mitsui Financial Group 2.130%, 07/08/30	3,000,000	3,109,742

Suriname Government International Bond 9.875%, 12/30/23 (B)	8,000,000	4,400,000

Talen Energy Supply 7.250%, 05/15/27 (B)	1,500,000	1,560,000

Tallgrass Energy Partners 6.000%, 03/01/27 (B)	16,864,000	15,320,944

Transocean 8.375%, 12/15/21	20,386,000	13,862,480
6.800%, 03/15/38	14,135,000	3,622,094
6.500%, 11/15/20	45,576,000	43,297,200

Weatherford International 11.000%, 12/01/24 (B)	584,000	423,283

		165,338,898

Description	Face Amount	Value

Financials — 4.5%

Aflac 3.600%, 04/01/30	$7,000,000	$8,354,254

Anglo American Capital 5.375%, 04/01/25 (B)	1,000,000	1,152,592

Assured Guaranty US Holdings 5.000%, 07/01/24	7,272,000	8,269,154

Athene Holding 6.150%, 04/03/30	10,000,000	11,937,595

BankUnited 5.125%, 06/11/30	14,450,000	15,466,376

Barclays MTN 4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/29	2,000,000	2,397,173

Capital One Financial 3.800%, 01/31/28	5,000,000	5,636,148

Citigroup 3.106%, VAR United States Secured Overnight Financing Rate+2.750%, 04/08/26	5,000,000	5,435,340

Deutsche Bank 7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+5.003%, 04/30/69	2,000,000	1,952,600
4.500%, 04/01/25	15,000,000	15,213,717

Enova International 8.500%, 09/15/25 (B)	15,557,000	14,001,300

Farmers Exchange Capital 7.050%, 07/15/28 (B)	6,075,000	7,470,751

First American Financial 4.300%, 02/01/23	1,000,000	1,052,131

Genworth Holdings 7.625%, 09/24/21	8,000,000	8,020,000

Huntington Bancshares 2.550%, 02/04/30	3,000,000	3,161,571

Navient 5.000%, 03/15/27	1,000,000	957,500
2.479%, VAR CPI YOY+2.150%, 12/15/20	3,525,000	3,472,125

Royal Bank of Canada MTN
12.500%, 03/13/21	5,000,000	2,667,000
9.250%, 02/26/21	5,000,000	1,616,000
9.000%, 03/04/21	5,000,000	1,894,500

Royal Bank of Scotland Group 7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+5.800%, 09/30/68	4,000,000	3,999,840

Societe Generale 5.000%, 01/17/24 (B)	4,025,000	4,404,706

Synchrony Financial
4.500%, 07/23/25	9,905,000	10,714,474
4.375%, 03/19/24	1,000,000	1,064,245

Wachovia 6.605%, 10/01/25	5,650,000	6,871,233

		147,182,325

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Industrials — 1.9%

American Airlines Group 11.750%, 07/15/25	$2,500,000	$2,178,875
3.750%, 03/01/25 (B)	10,000,000	4,440,000

Boeing
2.950%, 02/01/30	3,344,000	3,207,657
2.850%, 10/30/24	1,625,000	1,628,365
2.300%, 08/01/21	2,688,000	2,704,899

Burlington Northern Santa Fe 7.290%, 06/01/36	5,000,000	8,030,098

Carrier Global 2.700%, 02/15/31 (B)	2,000,000	2,108,352

Equifax 3.100%, 05/15/30	3,000,000	3,330,710

FedEx 3.100%, 08/05/29	12,000,000	13,328,611

Flowserve, Callable 08/15/23 @ 100 4.000%, 11/15/23	1,000,000	1,047,403

General Electric MTN 5.875%, 01/14/38	4,377,000	5,206,522

Great Lakes Dredge & Dock 8.000%, 05/15/22	1,410,000	1,462,988

Owens Corning 3.950%, 08/15/29	3,000,000	3,358,426

Teekay Callable 11/15/20 @ 104.63 9.250%, 11/15/22 (B)	13,750,000	13,447,088

		65,479,994

Information Technology — 3.3%

Amkor Technology, Callable 03/15/22 @ 104.95 6.625%, 09/15/27 (B)	1,900,000	2,090,000

Castle US Holding 9.500%, 02/15/28 (B)	1,000,000	925,000

Citrix Systems 3.300%, 03/01/30	6,000,000	6,507,509

Diebold Nixdorf
9.375%, 07/15/25 (B)	500,000	528,900
8.500%, 04/15/24	14,721,000	13,506,518

Flex 3.750%, 02/01/26	18,500,000	20,199,876

Jabil
3.600%, 01/15/30	4,496,000	4,790,598
3.000%, 01/15/31	1,000,000	1,014,489

Juniper Networks 3.750%, 08/15/29	10,000,000	11,498,091

Leidos Holdings 4.450%, 12/01/20	4,970,000	4,972,485

MagnaChip Semiconductor 6.625%, 07/15/21	1,200,000	1,192,560

Micron Technology 4.185%, 02/15/27	10,000,000	11,478,217

Description	Face Amount	Value

Motorola Solutions Callable 02/23/29 @ 100 4.600%, 05/23/29	$21,435,000	$25,136,863

QUALCOMM 2.150%, 05/20/30	3,000,000	3,218,079

		107,059,185

Materials — 0.7%

Carpenter Technology 6.375%, 07/15/28	100,000	105,040

Cleveland-Cliffs 6.750%, 03/15/26 (B)	1,500,000	1,507,500

First Quantum Minerals 7.250%, 05/15/22 (B)	20,920,000	20,867,700

		22,480,240

Real Estate — 0.0%

Brookfield Property 5.750%, 05/15/26 ‡(B)	2,000,000	1,680,140

Sovereign — 0.2%

Andina de Fomento 2.750%, 01/06/23	5,000,000	5,186,600

Utilities — 0.3%

Pacific Gas and Electric 4.500%, 07/01/40	5,000,000	5,723,613
3.750%, 08/15/42	5,000,000	5,205,130

		10,928,743

Total Corporate Obligations (Cost $917,984,844)		789,408,342

MORTGAGE-BACKED SECURITIES — 22.1%

Agency Mortgage-Backed Obligation — 6.4%

FHLMC 3.069%, VAR ICE LIBOR USD 12 Month+1.620%, 01/01/45	6,332,874	6,633,627

2.359%, VAR ICE LIBOR USD 12
Month+1.650%, 06/01/43	6,266,492	6,485,386

FHLMC REMIC, Ser 2010-3747, Cl HX 4.500%, 11/15/39	13,545,836	14,190,758

FHLMC REMIC, Ser 2011-3898, Cl FC 0.685%, VAR LIBOR USD 1 Month+0.510%, 11/15/36	1,936,412	1,949,354

FHLMC, Ser 2012-293, Cl IO, IO 4.000%, 11/15/32	1,222,066	171,383

FHLMC, Ser 2012-3996, Cl QL 4.000%, 02/15/42	9,034,408	10,538,954

FHLMC, Ser 2012-4029, Cl LI, IO 3.000%, 01/15/27	5,209,815	256,841

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

FHLMC, Ser 2012-4054, Cl HI, IO 3.000%, 05/15/26	$2,589,169	$72,111

FHLMC, Ser 2012-4077, Cl AI, IO 3.000%, 01/15/27	7,417,471	307,035

FHLMC, Ser 2012-4106, Cl YI, IO 2.500%, 09/15/27	3,230,176	191,029

FHLMC, Ser 2012-4116, Cl MI, IO 4.000%, 10/15/42	28,973,332	3,858,978

FHLMC, Ser 2012-4116, Cl PI, IO 4.000%, 10/15/42	9,303,461	1,724,609

FHLMC, Ser 2012-4134, Cl BI, IO 2.500%, 11/15/27	9,150,816	513,618

FHLMC, Ser 2012-4136, Cl PI, IO 3.000%, 11/15/32	18,075,981	1,647,109

FHLMC, Ser 2012-4148, Cl LI, IO 2.500%, 12/15/27	5,633,813	325,144

FHLMC, Ser 2013-4213, Cl IG, IO 4.000%, 06/15/43	15,571,413	1,845,225

FHLMC, Ser 2014-4349, Cl KI, IO 3.000%, 04/15/33	10,011,263	698,596

FHLMC, Ser 2015-4457, Cl EI, IO 3.500%, 02/15/45	1,832,815	121,468

FHLMC, Ser 2015-4492, Cl MA 4.000%, 07/15/43	3,725,143	3,885,681

FHLMC, Ser 2016-4572, Cl LG 2.500%, 08/15/45	2,732,214	2,858,407

FHLMC, Ser 2017-4655, Cl HA, Callable 07/15/35 @ 100 3.500%, 01/15/42	7,400,884	7,524,399

FHLMC, Ser 2017-4662, Cl VC 3.500%, 08/15/35	5,000,000	5,359,518

FHLMC, Ser 2017-4671, Cl ME 3.000%, 02/15/43	12,726,000	13,134,402

FHLMC, Ser 2017-4675, Cl VE 3.500%, 08/15/37	4,707,000	5,192,621

FHLMC, Ser 2017-4679, Cl HA 4.000%, 06/15/44	3,237,449	3,315,611

Description	Face Amount	Value

FHLMC, Ser 2017-4747, Cl HP 3.500%, 02/15/45	$2,229,628	$2,326,097

FHLMC, Ser 2018-4773, Cl DM 4.000%, 09/15/42	5,000,000	5,069,526

FHLMC, Ser 2019-4908, Cl AS, IO 5.925%, VAR ICE LIBOR USD 1 Month+6.100%, 01/25/45	22,239,949	4,365,847

FNMA 5.500%, 04/01/38 to 05/01/44	6,737,500	7,863,524
4.500%, 08/01/41	4,722,694	5,259,029
4.000%, 03/01/47	1,477,231	1,613,937
3.901%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.260%, 01/01/38	1,545,050	1,620,201
3.262%, VAR ICE LIBOR USD 12 Month+1.755%, 02/01/42	3,052,770	3,199,551
3.000%, 10/01/32 to 01/01/50	15,522,102	16,517,795
2.809%, VAR ICE LIBOR USD 12 Month+1.700%, 10/01/42	3,570,860	3,708,112

2.710%, 08/01/23	262,390	275,783
2.250%, 10/30/24	10,000,000	10,793,117

FNMA REMIC, Ser 2017-52, Cl DI, IO 4.500%, 07/25/47	14,277,686	2,128,783

FNMA STRIPS, Ser 2009-397, Cl 2, IO 5.000%, 09/25/39	2,316,585	395,197

FNMA STRIPS, Ser 2009-400, Cl 2, IO 4.500%, 11/25/39	1,891,911	295,712

FNMA STRIPS, Ser 2010-404, Cl 2, IO 4.500%, 05/25/40	3,533,462	530,444

FNMA STRIPS, Ser 2010-405, Cl 2, IO 4.000%, 10/25/40	2,529,391	311,279

FNMA STRIPS, Ser 2011-407, Cl 2, IO 4.000%, 03/25/41	3,908,543	548,694

FNMA, Ser 2011-103, Cl GI, IO 3.500%, 10/25/26	2,410,990	132,529

FNMA, Ser 2011-146, Cl AY 3.500%, 01/25/32	4,882,435	5,233,472

FNMA, Ser 2012-31, Cl LI, IO 4.000%, 07/25/40	3,499,420	149,399

FNMA, Ser 2012-410, Cl C5, IO 3.500%, 05/25/27	8,737,654	526,743

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

FNMA, Ser 2012-61, Cl KI, IO 4.000%, 12/25/41	$12,101,897	$1,019,638

FNMA, Ser 2012-68, Cl GY 3.000%, 07/25/32	5,000,000	5,651,564

FNMA, Ser 2013-104, Cl TI, IO 3.000%, 08/25/32	6,555,898	277,220

FNMA, Ser 2013-36, Cl MH 2.500%, 12/25/36	6,879,844	7,018,043

FNMA, Ser 2014-40, Cl GI, IO 3.000%, 06/25/33	9,193,705	848,042

FNMA, Ser 2014-59, Cl CI, IO 3.000%, 08/25/40	2,411,226	83,735

FNMA, Ser 2015-421, Cl C1, IO 3.000%, 05/25/30	5,961,462	486,968

FNMA, Ser 2017-4, Cl VD 3.500%, 06/25/37	10,000,000	10,279,686

FNMA, Ser 2017-53, Cl KA 3.500%, 12/25/43	4,041,189	4,142,043

FNMA, Ser 2019-44, Cl CI, IO 4.000%, 08/25/59	12,978,594	2,343,985

FNMA, Ser 2019-44, Cl PI, IO 4.000%, 08/25/49	16,990,880	1,495,617

GNMA REMIC, Ser 2011-125, Cl BI, IO 4.000%, 12/20/30	3,140,436	51,666

GNMA, Ser 2013-170, Cl QI, IO 5.500%, 11/20/43 (D)	14,450,590	2,573,430

GNMA, Ser 2013-36, Cl GD 3.000%, 03/20/43	2,000,000	2,164,243

GNMA, Ser 2013-42, Cl MI, IO 3.500%, 04/20/41	2,803,030	94,548

GNMA, Ser 2013-62, Cl NI, IO 4.000%, 08/20/40	6,316,732	548,107

GNMA, Ser 2014-151, Cl HI, IO 3.500%, 07/20/39	1,221,788	3,524

GNMA, Ser 2014-32, Cl CI, IO 4.000%, 03/20/43	4,030,993	354,515

Description	Face Amount	Value

GNMA, Ser 2014-44, Cl IO, IO 4.000%, 11/16/26	$9,013,589	$637,552

GNMA, Ser 2015-17, Cl JI, IO 3.500%, 05/20/28	8,558,603	547,526

GNMA, Ser 2016-H14, Cl FA, Callable 01/20/35 @ 100 0.978%, VAR ICE LIBOR USD 1 Month+0.800%, 06/20/66	2,515,460	2,537,186

GNMA, Ser 2017-137, Cl DI, IO 3.000%, 02/20/47	7,149,767	171,511

		208,996,984

Commercial Mortgage-Backed Obligation — 13.1%

Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl AJ 6.567%, 02/10/51 (D)	240,943	220,055

Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl B 6.567%, 02/10/51 (B) (D)	4,925,000	4,215,800

BANK, Ser 2018-BN10, Cl A5 3.688%, 02/15/61	10,000,000	11,475,479

BANK, Ser 2018-BN13, Cl A5 4.217%, 08/15/61 (D)	3,000,000	3,568,627

BANK, Ser 2018-BN14, Cl A3 3.966%, 09/15/60	10,000,000	11,717,958

BANK, Ser 2019-BN16, Cl A4 4.005%, 02/15/52	4,500,000	5,323,802

BBCMS Trust, Ser 2015-STP, Cl D 4.284%, 09/10/28 (B) (D)	5,000,000	4,987,424

Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, Cl AJ 5.432%, 01/12/45 (D)	14,150,000	10,965,889

Benchmark 2020-B18 Mortgage Trust, Ser B18, Cl E 2.250%, 07/15/53 (B)	5,000,000	3,566,448

Benchmark 2020-IG3 Mortgage Trust, Ser IG3, Cl A4 2.437%, 09/15/48 (B)	10,000,000	10,823,220

Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl C 4.056%, 06/10/48 (D)	5,000,000	4,796,460

Citigroup Commercial Mortgage Trust, Ser 2017-P8, Cl A4 3.465%, 09/15/50	5,000,000	5,634,705

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Commercial Mortgage Trust, Ser 2012-CR2, Cl C 4.831%, 08/15/45 (D)	$1,000,000	$950,828

Commercial Mortgage Trust, Ser 2012-CR2, Cl D 4.831%, 08/15/45 (B) (D)	224,200	187,894

Commercial Mortgage Trust, Ser 2014-LC15, Cl D 4.984%, 04/10/47 (B) (D)	9,500,000	7,421,408

Commercial Mortgage Trust, Ser 2014-UBS6, Cl C 4.447%, 12/10/47 (D)	4,000,000	3,479,833

Commercial Mortgage Trust, Ser 2015-DC1, Cl D 4.311%, 02/10/48 (B) (D)	9,000,000	5,315,317

Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl D 5.803%, 02/15/41 (B) (D)	4,107,435	239,874

Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFL 0.431%, VAR ICE LIBOR USD 1 Month+0.250%, 04/15/37	104,635	97,783

Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFX 4.877%, 04/15/37	9,362	9,114

CSAIL Commercial Mortgage Trust, Ser 2019-C15, Cl A4 4.053%, 03/15/52	10,000,000	11,781,656

CSMC Trust, Ser 2019-AFC1, Cl A1 2.573%, 07/25/49 (B)	12,077,222	12,258,738

DBUBS Mortgage Trust, Ser 2011-LC1A, Cl C 5.687%, 11/10/46 (B) (D)	1,450,000	1,455,541

Deutsche Bank Commercial Mortgage Trust, Ser 2017-C6, Cl A5 3.328%, 06/10/50	5,000,000	5,604,995

FHLMC Military Housing Bonds Resecuritization Trust Certificates, Ser 2015-R1, Cl C3 6.001%, 11/25/52 (B) (D)	36,916,050	35,105,909

FNMA, Ser 2020-44, Cl MI, IO 2.500%, 01/25/57	17,499,157	2,250,219

FREMF Mortgage Trust, Ser 2011-K15, Cl B 4.961%, 08/25/44 (B) (D)	4,000,000	4,114,521

FREMF Mortgage Trust, Ser 2012-K21, Cl C 3.935%, 07/25/45 (B) (D)	5,000,000	5,154,791

Description	Face Amount	Value

FREMF Mortgage Trust, Ser 2012-K22, Cl C 3.685%, 08/25/45 (B) (D)	$4,500,000	$4,619,178

FREMF Mortgage Trust, Ser 2013-K26, Cl C 3.597%, 12/25/45 (B) (D)	5,000,000	5,147,900

FREMF Mortgage Trust, Ser 2015-K720, Cl B 3.393%, 07/25/22 (B) (D)	5,000,000	5,162,193

FREMF Mortgage Trust, Ser 2015-K720, Cl C 3.393%, 07/25/22 (B) (D)	8,000,000	8,131,698

FREMF Mortgage Trust, Ser 2015-K721, Cl C 3.565%, 11/25/47 (B) (D)	14,000,000	14,139,224

FREMF Mortgage Trust, Ser 2016-K54, Cl C 4.051%, 04/25/48 (B) (D)	5,000,000	5,267,886

FREMF Mortgage Trust, Ser 2016-K57, Cl C 3.919%, 08/25/49 (B) (D)	8,840,000	9,142,037

FREMF Mortgage Trust, Ser 2017-K67, Cl B 3.944%, 09/25/49 (B) (D)	2,000,000	2,226,513

FREMF Mortgage Trust, Ser 2017-K70, Cl B 3.804%, 12/25/49 (B) (D)	3,403,000	3,732,596

Galton Funding Mortgage Trust, Ser 2019-1, Cl A22 4.000%, 02/25/59 (B) (D)	1,394,558	1,438,489

Galton Funding Mortgage Trust, Ser 2019-2, Cl A21, Callable 11/25/23 @ 100 4.000%, 06/25/59 (B) (D)	10,858,935	11,184,564

GNMA, Ser 2015-103, Cl CI, IO 4.000%, 07/20/45	37,295,022	3,032,939

GNMA, Ser 2016-99, Cl ID, IO 4.500%, 04/16/44	25,152,259	5,069,979

GNMA, Ser 2019-137, Cl GI, IO 4.000%, 11/20/49	58,380,211	6,930,852

GS Mortgage Securities Trust, Ser 2017-G5, Cl AS 3.826%, 03/10/50 (D)	3,500,000	3,900,205

GS Mortgage Securities Trust, Ser 2017- GS7, Cl A4 3.430%, 08/10/50	5,000,000	5,628,567

GS Mortgage Securities Trust, Ser 2018-GS9, Cl A4 3.992%, 03/10/51 (D)	10,000,000	11,467,515

GS Mortgage Securities Trust, Ser 2019-GC39, Cl A4 3.567%, 05/10/52	4,000,000	4,606,638

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

GS Mortgage Securities Trust, Ser 2019-GC40, Cl A4 3.160%, 07/10/52	$4,000,000	$4,498,312

GS Mortgage-Backed Securities Trust, Ser 2019-PJ2, Cl A6, Callable 06/25/22 @ 100 4.000%, 11/25/49 (B) (D)	2,488,101	2,509,498

Homeward Opportunities Fund I Trust, Ser 2019-1, Cl A1 3.454%, 01/25/59 (B) (D)	2,881,775	2,924,021

Homeward Opportunities Fund I Trust, Ser 2019-3, Cl A1 2.675%, 11/25/59 (B) (D)	9,882,695	9,987,760

Hudson Yards Mortgage Trust, Ser 2019-30HY, Cl B 3.380%, 07/10/39 (B) (D)	2,500,000	2,732,342

Impact Funding, Ser 2001-AA, Cl C 5.126%, 07/25/33 (B) (D)	8,430	8,408

Impact Funding, Ser 2001-AA, Cl D 5.586%, 07/25/33 (B) (D)	87,994	87,704

JPMDB Commercial Mortgage Securities Trust, Ser 2016-C2, Cl C 3.396%, 06/15/49 (D)	3,328,000	2,848,661

JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP9, Cl AMS 5.337%, 05/15/47	2,291,653	1,956,560

JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl AJ 6.494%, 02/15/51 (D)	1,983,456	1,874,902

JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl J 5.994%, 02/15/51 (A) (B) (D) (E)	1,000,000	—

LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl AJ 6.250%, 07/15/40 (D)	473,442	455,262

LStar Commercial Mortgage Trust, Ser 2016-4, Cl AS 3.188%, 03/10/49 (B)	3,000,000	3,110,418

Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C29, Cl C 4.746%, 05/15/49 (D)	2,413,000	2,237,467

Morgan Stanley Capital I, Ser 2007-T25, Cl AJ 5.574%, 11/12/49 (D)	116,145	117,045

Description	Face Amount	Value

Morgan Stanley Capital I, Ser 2007-T27, Cl AJ 6.014%, 06/11/42 (D)	$5,805,434	$5,818,488

Morgan Stanley Capital I, Ser 2007-T27, Cl B 6.014%, 06/11/42 (B) (D)	500,000	516,555

Morgan Stanley Capital I, Ser 2011-C1, Cl C 5.501%, 09/15/47 (B) (D)	2,000,000	2,018,433

New Residential Mortgage Loan Trust, Ser 2020-NPL1, Cl A1 4.335%, 07/25/50 (B)	9,871,135	9,881,273

PSMC Trust, Ser 2020-2, Cl A2 3.000%, 05/25/50 (B) (D)	4,930,130	5,099,411

UBS Commercial Mortgage Trust, Ser 2012-C1, Cl C 5.569%, 05/10/45 (B) (D)	9,160,000	8,370,733

UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl D 4.889%, 05/10/63 (B) (D)	7,245,000	4,016,741

UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl E 4.889%, 05/10/63 (B) (D)	15,614,806	6,041,536

UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl C 5.030%, 08/10/49 (B) (D)	3,000,000	3,025,384

UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D 4.472%, 12/10/45 (B) (D)	13,624,000	6,556,280

Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl C 4.727%, 01/15/59 (D)	5,000,000	4,660,864

Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl D 3.788%, 01/15/59 (B) (D)	2,000,000	1,468,157

Wells Fargo Commercial Mortgage Trust, Ser 2016-C34, Cl B 4.089%, 06/15/49	5,000,000	5,091,259

Wells Fargo Commercial Mortgage Trust, Ser 2017-C39, Cl A5 3.418%, 09/15/50	3,500,000	3,925,499

Wells Fargo Commercial Mortgage Trust, Ser 2017-RC1, Cl A4 3.631%, 01/15/60	3,788,000	4,244,996

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Wells Fargo Commercial Mortgage Trust, Ser 2018-AUS, Cl A 4.058%, 08/17/36 (B) (D)	$5,000,000	$5,563,095

Wells Fargo Commercial Mortgage Trust, Ser 2018-C43, Cl A4 4.012%, 03/15/51 (D)	6,000,000	6,998,423

Wells Fargo Mortgage Backed Securities Trust, Ser 2019-3, Cl A1, Callable 02/25/23 @ 100 3.500%, 07/25/49 (B) (D)	6,970,914	7,160,054

Wells Fargo Mortgage Backed Securities Trust, Ser 2020-1, Cl A1, Callable 01/25/32 @ 100 3.000%, 12/25/49 (B) (D)	10,548,567	10,829,371

WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl C 4.737%, 03/15/46 (D)	3,000,000	2,900,608

WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl D 3.803%, 11/15/47 (B) (D)	7,310,000	5,807,772

		428,896,553

Non-Agency Residential Mortgage-Backed Obligation — 2.6%

Arroyo Mortgage Trust, Ser 2018-1, Cl A1, Callable 05/25/21 @ 100 3.763%, 04/25/48 (B) (D)	11,388,197	11,698,851

Arroyo Mortgage Trust, Ser 2019-2, Cl A2 3.498%, 04/25/49 (B) (D)	8,213,942	8,433,395

Carrington Mortgage Loan Trust, Ser 2007-FRE1, Cl M8 2.461%, VAR ICE LIBOR USD 1 Month+2.250%, 02/25/37 (A) (E)	1,000,000	—

CSAIL Mortgage Trust, Ser 2018-CX11, Cl A5 4.033%, 04/15/51	10,000,000	11,498,357

Deephaven Residential Mortgage Trust, Ser 2018-2A, Cl A1 3.479%, 04/25/58 (B) (D)	1,826,091	1,857,236

FirstKey Mortgage Trust, Ser 2015-1, Cl A3, Callable 08/25/23 @ 100 3.500%, 03/25/45 (B) (D)	3,312,604	3,396,666

JPMorgan Mortgage Trust, Ser 2016-4, Cl A3, Callable 01/25/26 @ 100 3.500%, 10/25/46 (B) (D)	1,319,192	1,358,164

Description	Face Amount	Value

JPMorgan Mortgage Trust, Ser 2017-1, Cl A3, Callable 05/25/25 @ 100 3.500%, 01/25/47 (B) (D)	$1,196,004	$1,233,527

JPMorgan Mortgage Trust, Ser 2019-1, Cl A3 4.000%, 05/25/49 (B) (D)	3,689,095	3,808,501

Sequoia Mortgage Trust, Ser 2013-4, Cl AIO1, IO 0.893%, 04/25/43 (B) (D)	150,361,004	2,452,268

Sequoia Mortgage Trust, Ser 2017-2, Cl A4, Callable 01/25/28 @ 100 3.500%, 02/25/47 (B) (D)	2,081,362	2,126,348

Sequoia Mortgage Trust, Ser 2017-6, Cl A4, Callable 10/25/23 @ 100 3.500%, 09/25/47 (B) (D)	3,127,188	3,172,793

Sequoia Mortgage Trust, Ser 2017-CH1, Cl A2, Callable 11/25/23 @ 100 3.500%, 08/25/47 (B) (D)	1,178,235	1,206,472

Sequoia Mortgage Trust, Ser 2018-3, Cl A4 3.500%, 03/25/48 (B) (D)	2,021,082	2,053,605

Sequoia Mortgage Trust, Ser 2018-CH4, Cl A2, Callable 03/25/23 @ 100 4.000%, 10/25/48 (B) (D)	2,025,990	2,073,485

Sequoia Mortgage Trust, Ser 2019-CH1, Cl A1, Callable 12/25/22 @ 100 4.500%, 03/25/49 (B) (D)	3,359,654	3,482,065

Wells Fargo Mortgage Backed Securities Trust, Ser 2019-1, Cl A1 4.000%, 11/25/48 (B) (D)	6,526,820	6,689,919

Wells Fargo Mortgage Backed Securities Trust, Ser 2019-2, Cl A1, Callable 03/25/22 @ 100 4.000%, 04/25/49 (B) (D)	5,209,828	5,340,726

Wells Fargo Mortgage Backed Securities, Ser 2018-1, Cl A7 3.500%, 07/25/47 (B) (D)	2,833,849	2,841,827

WinWater Mortgage Loan Trust, Ser 2014-1, Cl A1, Callable 07/20/23 @ 100 3.823%, 06/20/44 (B) (D)	2,128,912	2,214,495

WinWater Mortgage Loan Trust, Ser 2014-2, Cl A1, Callable 07/20/21 @ 100 4.000%, 09/20/44 (B) (D)	1,092,396	1,125,544

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

WinWater Mortgage Loan Trust, Ser 2014-3, Cl A3, Callable 09/20/22 @ 100 3.500%, 11/20/44 (B) (D)	$1,730,704	$1,779,218

WinWater Mortgage Loan Trust, Ser 2015-2, Cl A11 3.500%, 02/20/45 (B) (D)	2,289,185	2,353,639

WinWater Mortgage Loan Trust, Ser 2015-3, Cl A3 3.500%, 03/20/45 (B) (D)	2,665,966	2,753,193

		84,950,294

Total Mortgage-Backed Securities (Cost $765,635,266)		722,843,831

ASSET-BACKED SECURITIES — 18.8%

Automotive — 14.3%

American Credit Acceptance Receivables Trust, Ser 2017-1, Cl E, Callable 12/13/20 @ 100 5.440%, 03/13/24 (B)	1,000,000	1,009,923

American Credit Acceptance Receivables Trust, Ser 2017-3, Cl E, Callable 02/10/21 @ 100 5.170%, 06/10/24 (B)	2,180,000	2,204,550

American Credit Acceptance Receivables Trust, Ser 2018-1, Cl D 3.930%, 04/10/24 (B)	4,200,000	4,276,003

American Credit Acceptance Receivables Trust, Ser 2018-3, Cl D 4.140%, 10/15/24 (B)	2,000,000	2,056,615

American Credit Acceptance Receivables Trust, Ser 2018-3, Cl F 6.440%, 06/12/25 (B)	4,000,000	4,155,089

American Credit Acceptance Receivables Trust, Ser 2018-4, Cl D 4.400%, 01/13/25 (B)	12,605,000	13,130,911

American Credit Acceptance Receivables Trust, Ser 2019-1, Cl C 3.500%, 04/14/25 (B)	4,600,000	4,681,220

American Credit Acceptance Receivables Trust, Ser 2019-3, Cl C 2.760%, 09/12/25 (B)	6,500,000	6,614,602

American Credit Acceptance Receivables Trust, Ser 2020-1, Cl D, Callable 08/13/23 @ 100 2.390%, 03/13/26 (B)	2,000,000	2,003,656

Description	Face Amount	Value

American Credit Acceptance Receivables Trust, Ser 2020-2, Cl E 7.600%, 02/16/27 (B)	$13,750,000	$14,760,023

AmeriCredit Automobile Receivables Trust, Ser 2017-2, Cl D 3.420%, 04/18/23	8,570,000	8,792,182

Avid Automobile Receivables Trust, Ser 2019-1, Cl D 4.030%, 07/15/26 (B)	1,300,000	1,317,321

Canadian Pacer Auto Receivables Trust, Ser 2019-1A, Cl A4 2.960%, 06/19/24 (B)	5,000,000	5,239,454

CarMax Auto Owner Trust, Ser 2016-4, Cl D 2.910%, 04/17/23	3,500,000	3,528,929

CarMax Auto Owner Trust, Ser 2017-3, Cl D 3.460%, 10/16/23	250,000	255,766

CarMax Auto Owner Trust, Ser 2018-1, Cl D 3.370%, 07/15/24	1,485,000	1,505,452

Carmax Auto Owner Trust, Ser 2018-4, Cl D 4.150%, 04/15/25	1,000,000	1,025,746

Carnow Auto Receivables Trust, Ser 2017-1A, Cl C 5.750%, 10/16/23 (B)	2,000,000	2,007,703

Carnow Auto Receivables Trust, Ser 2019-1A, Cl A 2.720%, 11/15/22 (B)	6,513,381	6,550,498

Carvana Auto Receivables Trust, Ser 2019-1A, Cl E 5.640%, 01/15/26 (B)	8,000,000	8,235,890

Carvana Auto Receivables Trust, Ser 2019-2A, Cl B 2.740%, 12/15/23 (B)	9,000,000	9,184,981

Carvana Auto Receivables Trust, Ser 2019-3A, Cl E 4.600%, 07/15/26 (B)	5,000,000	4,984,653

Carvana Auto Receivables Trust, Ser 2019-4A, Cl E 4.700%, 10/15/26 (B)	6,000,000	5,933,206

CF Hippolyta, Ser 2020-1, Cl A2 1.990%, 07/15/60 (B)	6,000,000	6,064,949

CPS Auto Receivables Trust, Ser 2014-D, Cl E 6.210%, 02/15/22 (B)	4,000,000	4,000,215

CPS Auto Receivables Trust, Ser 2015-C, Cl E, Callable 12/15/20 @ 100 6.540%, 08/16/21 (B)	5,250,000	5,301,843

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

CPS Auto Receivables Trust, Ser 2016-A, Cl E 7.650%, 12/15/21 (B)	$6,000,000	$6,098,218

CPS Auto Receivables Trust, Ser 2016-A, Cl F 7.650%, 03/15/23 (B)	10,540,000	10,517,823

CPS Auto Receivables Trust, Ser 2016-B, Cl C 4.220%, 03/15/22 (B)	3,477	3,481

CPS Auto Receivables Trust, Ser 2016-B, Cl E 8.140%, 05/15/23 (B)	6,500,000	6,670,320

CPS Auto Receivables Trust, Ser 2016-D, Cl E 6.860%, 04/15/24 (B)	8,000,000	8,036,825

CPS Auto Receivables Trust, Ser 2017-B, Cl D 3.950%, 03/15/23 (B)	3,500,000	3,530,304

CPS Auto Receivables Trust, Ser 2019-B, Cl F 7.480%, 06/15/26 (B)	6,055,000	5,964,744

CPS Auto Receivables Trust, Ser 2019-D, Cl D 2.720%, 09/15/25 (B)	3,000,000	3,015,377

CPS Auto Receivables Trust, Ser 2019-D, Cl E 3.860%, 10/15/25 (B)	6,000,000	5,803,441

Diamond Resorts Owner Trust, Ser 2019-1A, Cl A 2.890%, 02/20/32 (B)	3,458,662	3,501,589

Drive Auto Receivables Trust, Ser 2018-1, Cl D 3.810%, 05/15/24	7,835,000	8,008,773

Drive Auto Receivables Trust, Ser 2018-3, Cl D, Callable 03/15/22 @ 100 4.300%, 09/16/24	7,966,000	8,243,919

Drive Auto Receivables Trust, Ser 2019-1, Cl C, Callable 04/15/22 @ 100 3.780%, 04/15/25	2,230,000	2,289,910

Drive Auto Receivables Trust, Ser 2019-2, Cl B, Callable 05/15/22 @ 100 3.170%, 11/15/23	4,750,000	4,819,885

DT Auto Owner Trust, Ser 2016-4A, Cl E 6.490%, 09/15/23 (B)	3,520,000	3,542,426

DT Auto Owner Trust, Ser 2017-2A, Cl E, Callable 05/15/21 @ 100 6.030%, 01/15/24 (B)	2,750,000	2,836,541

DT Auto Owner Trust, Ser 2018-3A, Cl D, Callable 08/15/22 @ 100 4.190%, 07/15/24 (B)	10,000,000	10,372,834

Description	Face Amount	Value

DT Auto Owner Trust, Ser 2019-4A, Cl C 2.730%, 07/15/25 (B)	$2,000,000	$2,040,279

DT Auto Owner Trust, Ser 2020-1A, Cl E 3.480%, 02/16/27 (B)	4,500,000	4,350,640

Exeter Automobile Receivables Trust, Ser 2018-1A, Cl D 3.530%, 11/15/23 (B)	5,500,000	5,654,216

Exeter Automobile Receivables Trust, Ser 2018-4A, Cl C, Callable 08/15/22 @ 100 3.970%, 09/15/23 (B)	5,350,000	5,455,103

Exeter Automobile Receivables Trust, Ser 2019-3A, Cl C 2.790%, 05/15/24 (B)	7,000,000	7,126,786

Exeter Automobile Receivables Trust, Ser 2020-1A, Cl D 2.730%, 12/15/25 (B)	2,500,000	2,526,773

First Investors Auto Owner Trust, Ser 2019-1A, Cl D 3.550%, 04/15/25 (B)	1,700,000	1,742,246

First Investors Auto Owner Trust, Ser 2020-1A, Cl D 3.150%, 04/15/26 (B)	4,000,000	4,119,320

First Investors Auto Owner Trust, Ser 2020-1A, Cl E 4.630%, 06/16/26 (B)	5,510,000	6,127,752

First Investors Auto Owner Trust, Ser 2020-1A, Cl F 7.070%, 06/15/27 (B)	5,300,000	5,908,606

Flagship Credit Auto Trust, Ser 2015-3, Cl D 7.120%, 11/15/22 (B)	5,000,000	5,034,638

Flagship Credit Auto Trust, Ser 2016-1, Cl D 8.590%, 05/15/23 (B)	10,380,000	10,611,672

Flagship Credit Auto Trust, Ser 2016-3, Cl D, Callable 08/15/21 @ 100 3.890%, 11/15/22 (B)	5,000,000	5,110,817

Flagship Credit Auto Trust, Ser 2017-4, Cl C, Callable 07/15/22 @ 100 2.920%, 11/15/23 (B)	4,466,000	4,525,755

Flagship Credit Auto Trust, Ser 2018-2, Cl C 3.890%, 09/16/24 (B)	11,286,000	11,652,169

Flagship Credit Auto Trust, Ser 2018-3, Cl D 4.150%, 12/16/24 (B)	568,000	588,902

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Flagship Credit Auto Trust, Ser 2019-2, Cl D, Callable 06/15/24 @ 100 3.530%, 05/15/25 (B)	$5,190,000	$5,333,052

Flagship Credit Auto Trust, Ser 2020-1, Cl E 3.520%, 06/15/27 (B)	7,931,000	7,589,049

Flagship Credit Auto Trust, Ser 2020-2, Cl E 8.220%, 09/15/27 (B)	8,000,000	8,642,657

Foursight Capital Automobile Receivables Trust, Ser 2017-1, Cl C 3.470%, 12/15/22 (B)	2,200,000	2,219,620

Foursight Capital Automobile Receivables Trust, Ser 2018-2, Cl D, Callable 04/15/22 @ 100 4.330%, 07/15/24 (B)	4,650,000	4,880,891

Foursight Capital Automobile Receivables Trust, Ser 2020-1, Cl E 3.490%, 04/15/26 (B)	1,300,000	1,228,899

GLS Auto Receivables Issuer Trust, Ser 2019-3A, Cl D 3.840%, 05/15/26 (B)	6,000,000	5,923,832

GLS Auto Receivables Issuer Trust, Ser 2020-1A, Cl D 3.680%, 11/16/26 (B)	5,000,000	4,757,535

GLS Auto Receivables Trust, Ser 2016-1A, Cl D, Callable 12/15/20 @ 100 9.130%, 01/18/22 (B)	7,075,000	7,144,826

GM Financial Consumer Automobile Receivables Trust, Ser 2019-3, Cl B 2.320%, 12/16/24	2,250,000	2,316,578

Marlette Funding Trust, Ser 2020-1A, Cl D 3.540%, 03/15/30 (B)	1,500,000	1,462,626

Master Credit Card Trust II, Ser 2020-1A, Cl C 2.590%, 09/21/24 (B)	2,000,000	2,055,183

MelTel Land Funding, Ser 2019-1A, Cl B 4.701%, 04/15/49 (B)	1,300,000	1,328,154

Octane Receivables Trust, Ser 2019-1A, Cl A 3.160%, 09/20/23 (B)	5,817,276	5,801,773

Orange Lake Timeshare Trust, Ser 2019-A, Cl D 4.930%, 04/09/38 (B)	549,783	522,808

Description	Face Amount	Value

OSCAR US Funding Trust V, Ser 2016-2A, Cl A4 2.990%, 12/15/23 (B)	$7,120,846	$7,164,334

Pawnee Equipment Receivables Series, Ser 2019-1, Cl D 2.860%, 10/15/24 (B)	5,500,000	5,234,440

Prestige Auto Receivables Trust, Ser 2019-1A, Cl C 2.700%, 10/15/24 (B)	6,095,000	6,201,138

Pretium Mortgage Credit Partners I, Ser 2020-NPL1, Cl A2 3.967%, 05/27/59 (B)	7,000,000	6,567,786

RCO V Mortgage, Ser 2019-2, Cl A1 3.475%, 11/25/24 (B)	9,021,485	8,983,706

Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl E 7.690%, 05/15/26 (B)	9,006,000	9,631,258

Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl F 10.120%, 01/16/29 (B)	27,740,000	29,263,902

SFS Asset Securitization, Ser 2019-1, Cl A 4.238%, 06/10/25 (B)	11,000,000	11,009,843

Skopos Auto Receivables Trust, Ser 2019-1A, Cl C 3.630%, 09/16/24 (B)	2,300,000	2,321,482

United Auto Credit Securitization Trust, Ser 2018-1, Cl E, Callable 10/10/20 @ 100 4.840%, 08/10/23 (B)	5,000,000	5,083,874

United Auto Credit Securitization Trust, Ser 2020-1, Cl F 9.080%, 01/12/26 (B)	3,680,000	3,703,174

Westlake Automobile Receivables Trust, Ser 2017-1A, Cl D, Callable 08/15/20 @ 100 3.460%, 10/17/22 (B)	3,904,700	3,908,887

Westlake Automobile Receivables Trust, Ser 2018-1A 3.410%, 09/15/22	3,195,000	3,233,646

Westlake Automobile Receivables Trust, Ser 2018-1A, Cl C, Callable 07/15/21 @ 100 2.920%, 05/15/23 (B)	84,587	84,755

		468,253,172

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Credit Card — 0.7%

American Credit Acceptance Receivables Trust, Ser 2017-4, Cl D, Callable 06/10/21 @ 100 3.570%, 01/10/24 (B)	$1,878,779	$1,901,063

Fortiva Retail Credit Master Note Business Trust, Ser 2018-ONE, Cl A 5.540%, 11/15/23 (B)	13,000,000	13,334,199

Master Credit Card Trust II, Ser 2019-2A, Cl B 2.390%, 01/21/23 (B)	5,582,000	5,633,894

Master Credit Card Trust II, Ser 2019-2A, Cl C 2.830%, 01/21/23 (B)	1,509,000	1,519,250

		22,388,406

Other Asset-Backed Securities — 3.0%

321 Henderson Receivables I, Ser 2010-2A, Cl B, Callable 06/15/24 @ 100 7.450%, 01/15/50 (B)	2,075,792	2,267,353

321 Henderson Receivables I, Ser 2012-1A, Cl B 7.140%, 02/15/67 (B)	687,113	832,455

321 Henderson Receivables I, Ser 2012-2A, Cl B, Callable 05/15/40 @ 100 6.770%, 10/17/61 (B)	1,828,008	2,067,499

BCC Funding XVI, Ser 2019-1A, Cl B 2.640%, 09/20/24 (B)	6,000,000	6,048,667

BCC Funding XVI, Ser 2019-1A, Cl C 2.950%, 09/20/24 (B)	500,000	503,387

Business Jet Securities, Ser 2018-2, Cl A 4.447%, 06/15/33 (B)	4,721,295	4,724,459

Business Jet Securities, Ser 2018-2, Cl C 6.656%, 06/15/33 (B)	1,626,232	1,554,227

BXMT, Ser 2020-FL2, Cl A 1.081%, VAR ICE LIBOR USD 1 Month+0.900%, 02/16/37 (B)	13,000,000	12,675,000

CFG Investments, Ser 2019-1, Cl A 5.560%, 08/15/29 (B)	7,800,000	7,739,890

Credibly Asset Securitization, Ser 2018-1A, Cl A 4.800%, 11/15/23 (B)	6,000,000	5,832,773

Credibly Asset Securitization, Ser 2018-1A, Cl C 6.760%, 11/15/23 (B) (E)	5,201,000	904,454

Description	Face Amount	Value

Harley Marine Financing, Ser 2018-1A, Cl A2 5.682%, 05/15/43 (B)	$10,595,989	$8,829,913

Harley Marine Financing, Ser 2018-1A, Cl B 7.869%, 05/15/43 (B) (E)	6,000,000	1,458,000

Harvest SBA Loan Trust, Ser 2018-1, Cl A 2.422%, VAR ICE LIBOR USD 1 Month+2.250%, 08/25/44 (B)	5,281,561	5,068,158

Kabbage Funding, Ser 2019-1, Cl A 3.825%, 03/15/24 (B)	3,749,215	3,715,190

Orange Lake Timeshare Trust, Ser 2019-A, Cl C 3.610%, 04/09/38 (B)	3,331,977	3,188,058

Pawnee Equipment Receivables Series, Ser 2019-1, Cl E 3.800%, 01/15/26 (B)	2,500,000	2,356,417

Pretium Mortgage Credit Partners I, Ser 2019-NPL3, Cl A1 3.105%, 07/27/59 (B)	4,435,304	4,412,636

PRPM, Ser 2019-4A, Cl A1 3.351%, 11/25/24 (B)	1,851,252	1,839,129

Sapphire Aviation Finance I, Ser 2018-1A, Cl B 5.926%, 03/15/40 (B)	2,240,990	1,249,265

Stack Infrastructure Issuer Series, Ser 2019-1A, Cl A2 4.540%, 02/25/44 (B)	3,549,000	3,718,273

TAL Advantage V, Ser 2014-3A, Cl B, Callable 08/20/20 @ 100 4.150%, 11/21/39 (B)	3,185,000	3,136,817

Trip Rail Master Funding, Ser 2011-1A, Cl A2 6.024%, 07/15/41 (B)	2,995,483	3,081,298

Triton Container Finance V, Ser 2018-1A, Cl A 3.950%, 03/20/43 (B)	2,300,000	2,301,858

Vericrest Opportunity Loan Trust, Ser 2020-NPL6, Cl A1A 3.967%, 07/02/69 (B)	7,810,752	7,836,740

		97,341,916

Student Loan — 0.8%

Brazos Student Finance, Ser 2009-1, Cl B 2.797%, VAR ICE LIBOR USD 3 Month+2.500%, 12/27/39	5,000,000	5,000,645

College Ave Student Loans, Ser 2018-A, Cl A1 1.372%, VAR ICE LIBOR USD 1 Month+1.200%, 12/26/47 (B)	3,002,907	2,934,591

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Commonbond Student Loan Trust, Ser 2017-AGS, Cl A1 2.550%, 05/25/41 (B)	$3,786,656	$3,877,400

Nelnet Student Loan Trust, Ser 2013-3A, Cl B 1.672%, VAR ICE LIBOR USD 1 Month+1.500%, 07/25/47 (B)	10,000,000	9,405,137

SLM Student Loan Trust, Ser 2012-7, Cl B 1.972%, VAR ICE LIBOR USD 1 Month+1.800%, 09/25/43	5,000,000	4,173,146

		25,390,919

Total Asset-Backed Securities (Cost $612,047,894)		613,374,413

COLLATERALIZED LOAN OBLIGATIONS — 17.8%

Apidos Funding RR Subsidiary, Ser 2018-12RR, Cl A 1.805%, VAR ICE LIBOR USD 3 Month+1.530%, 04/15/31 (B)	3,000,000	2,958,552

Apidos XI, Ser 2019-11A, Cl BRR 1.973%, VAR ICE LIBOR USD 3 Month+1.700%, 10/17/30 (B)	15,000,000	14,508,330

Apidos XXVIII, Ser 2017-28A, Cl A2 1.672%, VAR ICE LIBOR USD 3 Month+1.400%, 01/20/31 (B)	15,000,000	14,389,620

Avery Point IV, Ser 2017-1A, Cl BR 1.845%, VAR ICE LIBOR USD 3 Month+1.600%, 04/25/26 (B)	7,500,000	7,400,490

BCC Middle Market, Ser 2018-1A, Cl A1A 1.822%, VAR ICE LIBOR USD 3 Month+1.550%, 10/20/30 (B)	21,000,000	20,290,746

Benefit Street Partners III, Ser 2017-IIIA, Cl A1R 1.522%, VAR ICE LIBOR USD 3 Month+1.250%, 07/20/29 (B)	14,975,800	14,804,626

Benefit Street Partners III, Ser 2017-IIIA, Cl DR 6.872%, VAR ICE LIBOR USD 3 Month+6.600%, 07/20/29 (B)	5,000,000	3,211,460

Benefit Street Partners IV, Ser 2019-IVA, Cl A1RR 1.522%, VAR ICE LIBOR USD 3 Month+1.250%, 01/20/29 (B)	10,000,000	9,880,740

Benefit Street Partners VIII, Ser 2018-8A, Cl A1AR 1.372%, VAR ICE LIBOR USD 3 Month+1.100%, 01/20/31 (B)	5,450,000	5,333,844

BlueMountain, Ser 2019-2A, Cl A2R 2.177%, VAR ICE LIBOR USD 3 Month+1.800%, 08/20/32 (B)	23,000,000	22,532,341

Description	Face Amount	Value

Carlyle Global Market Strategies, Ser 2018-1A, Cl CR2 2.073%, VAR ICE LIBOR USD 3 Month+1.800%, 04/17/31 (B)	$4,500,000	$4,192,218

Carlyle Global Market Strategies, Ser 2018-3A, Cl A1A2 1.448%, VAR ICE LIBOR USD 3 Month+1.180%, 01/14/32 (B)	24,855,641	23,876,031

Carlyle Global Market Strategies, Ser 2018-3A, Cl A2A2 2.118%, VAR ICE LIBOR USD 3 Month+1.850%, 01/14/32 (B)	7,000,000	6,831,769

Carlyle Global Market Strategies, Ser 2018-3RA, Cl A1A 1.295%, VAR ICE LIBOR USD 3 Month+1.050%, 07/27/31 (B)	14,877,491	14,538,016

Carlyle Global Market Strategies, Ser 2018-3RA, Cl A2 1.795%, VAR ICE LIBOR USD 3 Month+1.550%, 07/27/31 (B)	9,000,000	8,633,115

Carlyle Global Market Strategies, Ser 2018-5A, Cl A1RR 1.415%, VAR ICE LIBOR USD 3 Month+1.140%, 07/15/31 (B)	15,834,091	15,454,405

Carlyle Global Market Strategies, Ser 2019-2A, Cl A2A 2.025%, VAR ICE LIBOR USD 3 Month+1.750%, 07/15/32 (B)	10,000,000	9,685,410

CIFC Funding, Ser 2018-1A, Cl A 1.272%, VAR ICE LIBOR USD 3 Month+1.000%, 04/18/31 (B)	10,000,000	9,736,670

CIFC Funding, Ser 2018-1A, Cl C 2.022%, VAR ICE LIBOR USD 3 Month+1.750%, 04/18/31 (B)	2,000,000	1,865,416

Dryden 68, Ser 2019-68A, Cl B 2.015%, VAR ICE LIBOR USD 3 Month+1.740%, 07/15/32 (B)	11,750,000	11,369,735

Emerson Park, Ser 2017-1A, Cl DR 3.675%, VAR ICE LIBOR USD 3 Month+3.400%, 07/15/25 (B)	4,500,000	4,434,070

Fortress Credit Opportunities IX, Ser 2017– 9A, Cl A1T 1.942%, VAR ICE LIBOR USD 3 Month+1.550%, 11/15/29 (B)	21,000,000	20,523,363

Galaxy XXI, Ser 2015-21A, Cl AR 1.292%, VAR ICE LIBOR USD 3 Month+1.020%, 04/20/31 (B)	5,000,000	4,849,755

GoldenTree Credit Opportunities Financing, Ser 2018-1A, Cl A1R 2.421%, VAR ICE LIBOR USD 3 Month+1.680%, 06/15/34 (B)	15,000,000	14,435,115

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Golub Capital Partners, Ser 2017-17A, Cl A1R 1.895%, VAR ICE LIBOR USD 3 Month+1.650%, 10/25/30 (B)	$9,000,000	$8,747,883

Golub Capital Partners, Ser 2017-19RA, Cl A1A 1.545%, VAR ICE LIBOR USD 3 Month+1.300%, 07/26/29 (B)	20,000,000	19,642,060

Golub Capital Partners, Ser 2017-21A, Cl AR 1.715%, VAR ICE LIBOR USD 3 Month+1.470%, 01/25/31 (B)	11,000,000	10,619,466

Golub Capital Partners, Ser 2017-21A, Cl CR 2.695%, VAR ICE LIBOR USD 3 Month+2.450%, 01/25/31 (B)	2,000,000	1,821,956

Golub Capital Partners, Ser 2017-22A, Cl AR 1.452%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/31 (B)	9,000,000	8,732,556

Golub Capital Partners, Ser 2017-23A, Cl AR 1.472%, VAR ICE LIBOR USD 3 Month+1.200%, 01/20/31 (B)	20,000,000	19,417,460

Golub Capital Partners, Ser 2017-23A, Cl BR 1.822%, VAR ICE LIBOR USD 3 Month+1.550%, 01/20/31 (B)	4,000,000	3,757,188

Golub Capital Partners, Ser 2017-24A, Cl AR 3.341%, VAR ICE LIBOR USD 3 Month+1.600%, 11/05/29 (B)	9,500,000	9,245,410

Golub Capital Partners, Ser 2017-24A, Cl DR 5.641%, VAR ICE LIBOR USD 3 Month+3.900%, 11/05/29 (B)	3,000,000	2,646,162

Golub Capital Partners, Ser 2018-26A, Cl BR 1.822%, VAR ICE LIBOR USD 3 Month+1.550%, 04/20/31 (B)	12,000,000	11,254,620

Golub Capital Partners, Ser 2018-36A, Cl A 1.841%, VAR ICE LIBOR USD 3 Month+1.300%, 02/05/31 (B)	11,000,000	10,537,879

Golub Capital Partners, Ser 2019-34A, Cl AR 2.241%, VAR ICE LIBOR USD 3 Month+1.700%, 03/14/31 (B)	7,000,000	6,762,238

LCM Loan Income Fund I Income Note Issuer, Ser 2018-27A, Cl A1 1.351%, VAR ICE LIBOR USD 3 Month+1.080%, 07/16/31 (B)	13,000,000	12,694,331

MCF IV, Ser 2017-1A, Cl AR 1.822%, VAR ICE LIBOR USD 3 Month+1.550%, 10/20/29 (B)	10,000,000	9,741,200

Description	Face Amount	Value

MCF IV, Ser 2017-1A, Cl CR 2.922%, VAR ICE LIBOR USD 3 Month+2.650%, 10/20/29 (B)	$3,000,000	$2,810,883

NewStar Berkeley Fund, Ser 2019-1A, Cl AR 1.845%, VAR ICE LIBOR USD 3 Month+1.600%, 10/25/28 (B)	5,000,000	4,901,415

NXT Capital, Ser 2017-1A, Cl A 2.835%, VAR ICE LIBOR USD 3 Month+1.700%, 04/20/29 (B)	9,000,000	8,832,249

Oak Hill Credit Partners X-R, Ser 2018-10RA, Cl B 2.022%, VAR ICE LIBOR USD 3 Month+1.750%, 12/12/30 (B)	8,000,000	7,762,688

Oak Hill Credit Partners X-R, Ser 2018-10RA, Cl C 2.472%, VAR ICE LIBOR USD 3 Month+2.200%, 12/12/30 (B)	5,100,000	4,971,638

Oaktree EIF II, Ser 2017-IIIA, Cl A2 1.723%, VAR ICE LIBOR USD 3 Month+1.450%, 07/17/29 (B)	7,250,000	7,121,849

Oaktree, Ser 2019-3A, Cl B 2.272%, VAR ICE LIBOR USD 3 Month+2.000%, 07/20/31 (B)	13,500,000	13,289,953

Oaktree, Ser 2019-4A, Cl B 2.272%, VAR ICE LIBOR USD 3 Month+2.000%, 10/20/32 (B)	25,000,000	24,599,625

Octagon Investment Partners XX, Ser 2019-4A, Cl B 2.335%, VAR ICE LIBOR USD 3 Month+1.900%, 05/12/31 (B)	9,500,000	9,294,164

OHA Credit Partners VII, Ser 2016-7A, Cl DR 4.577%, VAR ICE LIBOR USD 3 Month+4.200%, 11/20/27 (B)	6,500,000	6,344,000

OZLM Funding IV, Ser 2017-4A, Cl A2R 1.958%, VAR ICE LIBOR USD 3 Month+1.700%, 10/22/30 (B)	5,000,000	4,795,820

OZLM XVI, Ser 2017-16A, Cl A1 1.646%, VAR ICE LIBOR USD 3 Month+1.260%, 05/16/30 (B)	9,947,887	9,759,455

Parallel, Ser 2015-1A, Cl AR 1.122%, VAR ICE LIBOR USD 3 Month+0.850%, 07/20/27 (B)	2,546,653	2,516,742

Sudbury Mill, Ser 2013-1A, Cl E 5.023%, VAR ICE LIBOR USD 3 Month+4.750%, 01/17/26 (B)	1,500,000	966,668

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Thayer Park, Ser 2017-1A, Cl B 2.622%, VAR ICE LIBOR USD 3 Month+2.350%, 04/20/29 (B)	$9,500,000	$9,302,723

Venture 35, Ser 2018-35A, Cl BL 2.108%, VAR ICE LIBOR USD 3 Month+1.850%, 10/22/31 (B)	20,000,000	19,360,500

Venture XIX, Ser 2018-19A, Cl ARR 1.535%, VAR ICE LIBOR USD 3 Month+1.260%, 01/15/32 (B)	19,250,000	18,810,811

Venture, Ser 2019-37A, Cl BN 2.175%, VAR ICE LIBOR USD 3 Month+1.900%, 07/15/32 (B)	10,000,000	9,685,410

Zais, Ser 2017-1A, Cl A2 1.775%, VAR ICE LIBOR USD 3 Month+1.500%, 07/15/29 (B)	11,250,000	10,707,525

Zais, Ser 2018-1A, Cl B 1.725%, VAR ICE LIBOR USD 3 Month+1.450%, 04/15/29 (B)	5,000,000	4,678,880

Total Collateralized Loan Obligations (Cost $600,426,402)		581,869,244

U.S. TREASURY OBLIGATIONS — 12.2%

U.S. Treasury Bonds
2.000%, 02/15/50	5,000,000	6,007,227
1.250%, 05/15/50	5,000,000	5,065,820

U.S. Treasury Inflationary Protection Securities
1.000%, 02/15/46 to 02/15/48	16,889,780	23,713,565
0.875%, 01/15/29	30,462,300	35,489,169

U.S. Treasury Notes
2.875%, 05/15/28	200,000,000	237,351,562
2.375%, 08/15/24 to 05/15/29	67,000,000	74,182,383
1.500%, 08/15/26	15,000,000	16,054,687

Total U.S. Treasury Obligations (Cost $339,810,383)		397,864,413

MUNICIPAL BONDS — 1.2%

California State, Build America Bonds, GO Callable 08/31/20 @ 100 7.950%, 03/01/36	315	296

Dallas County Schools, Taxable Public Property Finance, GO
3.450%, 06/01/22	806,474	770,183
3.200%, 06/01/21	804,988	768,764

Dallas County, Schools Tax, GO 4.000%, 06/01/19	784,793	776,945
3.000%, 06/01/19	476,529	471,764

Description	Face Amount	Value

GDB Debt Recovery Authority of Puerto Rico, RB 7.500%, 08/20/40	$8,374,499	$5,495,765

Mission, Economic Development, RB Callable 12/01/20 @ 300
10.875%, 12/01/28(A) (E)	3,315,000	33,150
9.750%, 12/01/25(A) (E)	3,045,000	30,450
8.550%, 12/01/21(A) (E)	2,125,000	1,486,140

Northwest Independent School District, Ser A, GO, PSF-GTD Callable 02/15/30 @ 200
1.776%, 02/15/31	2,000,000	2,046,540
1.836%, 02/15/32	1,890,000	1,933,016

Rhode Island State, Health & Educational System, Providence Public Schools, Ser A, RB, CITY APPROP ST AID WITHHLDG Callable 08/31/20 @ 100 8.000%, 05/15/29	5,000,000	5,016,800

San Juan, Higher Education Finance Authority, RB Callable 08/31/20 @ 100 8.250%, 08/15/29	4,400,000	4,416,940

Texas State, Public Finance Authority Charter School, Charter Education New Frontiers, Ser Q, RB Callable 08/31/20 @ 100 8.750%, 08/15/27	1,070,000	1,070,203

Texas State, Public Finance Authority Charter School, Ser 2010-Q, RB 8.125%, 02/15/27	1,900,000	2,409,219

Texas Transportation Commission State Highway Fund, RB 4.000%, 10/01/33	3,000,000	3,801,720

Texas Transportation Commission State Highway Fund, Ser B-BUILD, RB 5.178%, 04/01/30	3,980,000	5,151,911

University of Texas, Build America Bonds, Ser D, RB 5.134%, 08/15/42	3,000,000	4,348,050

Total Municipal Bonds (Cost $45,279,801)		40,027,856

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%

FFCB
2.920%, 04/29/26	5,635,000	5,863,741
2.590%, 08/27/29	5,000,000	5,006,478

FHLB
2.200%, 06/28/24	15,000,000	15,218,901

Total U.S. Government Agency Obligations (Cost $25,635,000)		26,089,120

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
SOVEREIGN DEBT — 0.6%

Argentine Republic Government International Bond 6.875%, 04/22/21 to 01/11/48 (A)	$14,502,000	$6,198,530

Kenya Government International Bond 7.250%, 02/28/28 to 02/28/28 (B)	4,000,000	3,952,080

Oman Government International Bond 6.500%, 03/08/47 (B)	5,000,000	4,425,000

Provincia de Buenos Aires 7.875%, 06/15/27 (A) (B)	300,000	129,750

Turkey Government International Bond
6.125%, 10/24/28	1,000,000	930,808
4.250%, 04/14/26	1,000,000	872,300

Ukraine Government International Bond 7.750%, 09/01/20	2,000,000	1,997,352

Total Sovereign Debt (Cost $23,619,578)		18,505,820

COMMON STOCK — 0.0%

Energy — 0.0%

Seadrill Ltd.*	39,323	16,909

Seadrill New Finance Ltd.	206,695	88,702

Total Common Stock (Cost $536,742)		105,611

CASH EQUIVALENT — 2.0%

Federated Government Obligations Fund, Cl I, 0.060%** (Cost $63,841,172)	63,841,172	63,841,172

Total Investments — 99.6% (Cost $3,394,817,082)		$3,253,929,822

Percentages are based on Net Assets of $3,265,557,245.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2020.
‡	Real Estate Investment Trust
(A)	Security in default on interest payments.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2020 was $1,762,957,416 and represents 54.0% of Net Assets.

(C)	Distributions are paid-in-kind.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(E)	Level 3 security in accordance with fair value hierarchy.

Cl — Class

CPI YOY- Consumer Price Index Year Over Year

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only – face amount represents notional amount

MTN — Medium Term Note

PIK — Payment-in-Kind

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

USD — U.S. Dollar

The following is a list of the level of inputs used as of July 31, 2020 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$789,408,342	$—	$789,408,342
Mortgage-Backed Securities	—	722,843,831	—	722,843,831
Asset-Backed Securities	—	611,011,959	2,362,454	613,374,413
Collateralized Loan Obligations	—	581,869,244	—	581,869,244
U.S. Treasury Obligations	397,864,413	—	—	397,864,413
Municipal Bonds	—	38,478,116	1,549,740	40,027,856
U.S. Government Agency Obligations	—	26,089,120	—	26,089,120
Sovereign Debt	—	18,505,820	—	18,505,820
Common Stock	105,611	—	—	105,611
Cash Equivalent	63,841,172	—	—	63,841,172

Total Investments in Securities	$461,811,196	$2,788,206,432	$3,912,194	$3,253,929,822

(1)

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended July 31, 2020, there were transfers in the amount of $904,454 from Level 2 to Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST CREDIT FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
CORPORATE OBLIGATIONS — 36.4%

Communication Services — 3.2%

Frontier Communications 8.500%, 04/15/20 (A)	$1,000,000	$311,722

LCPR Senior Secured Financing DAC 6.750%, 10/15/27 (B)	1,000,000	1,080,500

Photo Holdings Merger Sub 8.500%, 10/01/26 (B)	1,500,000	1,388,250

Sprint 7.875%, 09/15/23	1,500,000	1,740,000

Twitter 3.875%, 12/15/27 (B)	2,000,000	2,139,660

		6,660,132

Consumer Discretionary — 12.7%

Beazer Homes USA 7.250%, 10/15/29 (B)	1,000,000	1,075,240

Choice Hotels International 3.700%, 12/01/29	2,000,000	2,051,240

Dillard’s 7.000%, 12/01/28	500,000	523,589

Expedia 3.800%, 02/15/28	2,000,000	1,980,530

Expedia Group 7.000%, 05/01/25 (B)	500,000	541,311

Ford Motor Credit 3.087%, 01/09/23	1,000,000	995,620

GameStop 10.000%, 03/15/23 (B)	500,000	445,055

Jaguar Land Rover Automotive 4.500%, 10/01/27 (B)	2,000,000	1,595,000

Macy’s 8.375%, 06/15/25 (B)	500,000	522,210

Description	Face Amount	Value

MGM Resorts International 6.750%, 05/01/25	$1,000,000	$1,040,000

Mohawk Industries 3.625%, 05/15/30	2,000,000	2,002,763

Panther BF Aggregator 2 8.500%, 05/15/27 (B)	2,000,000	2,102,000

QVC Callable 02/15/34 @ 100
5.450%, 08/15/34	1,000,000	945,000
4.850%, 04/01/24	500,000	526,075
4.750%, 02/15/27	1,000,000	1,025,000

Scientific Games International 8.625%, 07/01/25 (B)	2,000,000	2,009,920

Staples 10.750%, 04/15/27 (B)	1,500,000	952,500

Under Armour 3.250%, 06/15/26	2,000,000	1,867,500

VistaJet Malta Finance 10.500%, 06/01/24 (B)	3,000,000	2,700,000

Whirlpool 4.600%, 05/15/50	1,000,000	1,253,335

		26,153,888

Energy — 2.3%

Andeavor 5.375%, 10/01/22	1,390,000	1,380,739

Cimarex Energy 4.375%, 06/01/24	1,000,000	1,066,810

Murphy Oil
6.875%, 08/15/24	500,000	497,500
5.750%, 08/15/25	1,000,000	941,220

Transocean 7.250%, 11/01/25 (B)	1,500,000	735,000

		4,621,269

Financials — 6.0%

Athene Holding 6.150%, 04/03/30	500,000	596,880

Barclays 4.375%, 09/11/24	1,500,000	1,623,972

Credit Suisse Group Callable 01/09/27 @ 100 4.282%, 01/09/28 (B)	500,000	570,248

Credit Suisse Group Funding Guernsey 3.750%, 03/26/25	1,000,000	1,105,930

Danske Bank 3.244%, VAR ICE LIBOR USD Callable 12/20/24 @ 100 3 Month+1.591%, 12/20/25 (B)	1,500,000	1,608,429

Deutsche Bank MTN 4.296%, VAR USD Swap Semi 30/360 5 Yr Curr+2.248%, 05/24/28	500,000	488,604

Deutsche Bank NY 3.950%, 02/27/23	1,000,000	1,052,387

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST CREDIT FUND

Description	Face Amount	Value

HSBC Holdings 6.500%, 09/15/37	$1,500,000	$2,137,680

Springleaf Finance 5.375%, 11/15/29	500,000	527,550

UBS 5.125%, 05/15/24	1,500,000	1,633,125

Westpac Banking 2.894%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+1.350%, 02/04/30	1,000,000	1,033,356

		12,378,161

Industrials — 6.8%

AerCap Ireland Capital DAC 4.500%, 05/15/21	1,000,000	1,020,029

Boeing 5.150%, 05/01/30	500,000	545,524

Builders FirstSource 6.750%, 06/01/27 (B)	1,000,000	1,100,000

Great Lakes Dredge & Dock 8.000%, 05/15/22	2,010,000	2,085,536

Masco 7.750%, 08/01/29	1,088,000	1,415,836

Owens Corning 3.950%, 08/15/29	2,000,000	2,238,951

Resideo Funding 6.125%, 11/01/26 (B)	1,000,000	1,020,000

Southwest Airlines 3.450%, 11/16/27	2,500,000	2,480,967

Teekay Callable 11/15/20 @ 104.63 9.250%, 11/15/22 (B)	2,080,000	2,034,178

		13,941,021

Information Technology — 3.6%

Castle US Holding 9.500%, 02/15/28 (B)	1,000,000	925,000

Diebold Nixdorf
9.375%, 07/15/25 (B)	500,000	528,900
8.500%, 04/15/24	1,500,000	1,376,250

Flex 3.750%, 02/01/26	1,500,000	1,637,828

MagnaChip Semiconductor Callable 08/31/20 @ 100 6.625%, 07/15/21	1,750,000	1,739,150

VeriSign 4.750%, 07/15/27	1,000,000	1,085,780

		7,292,908

Materials — 1.8%

First Quantum Minerals 7.250%, 05/15/22 (B)	1,500,000	1,496,250

NOVA Chemicals 4.875%, 06/01/24 (B)	1,000,000	999,500

Description	Face Amount	Value

Vale Overseas 6.250%, 08/10/26	$1,000,000	$1,202,000

		3,697,750

Total Corporate Obligations (Cost $74,105,268)		74,745,129

COLLATERALIZED LOAN OBLIGATIONS — 26.0%

Automotive — 26.0%

BCC Middle Market, Ser 2018-1A, Cl B 3.272%, VAR ICE LIBOR USD 3 Month+3.000%, 10/20/30 (B)	1,000,000	935,833

Benefit Street Partners III, Ser 2017-IIIA, Cl CR 4.172%, VAR ICE LIBOR USD 3 Month+3.900%, 07/20/29 (B)	2,000,000	1,922,950

Benefit Street Partners III, Ser 2017-IIIA, Cl DR 6.872%, VAR ICE LIBOR USD 3 Month+6.600%, 07/20/29 (B)	2,500,000	1,605,730

Benefit Street Partners IV, Ser 2016-IVA, Cl DR 7.522%, VAR ICE LIBOR USD 3 Month+7.250%, 01/20/29 (B)	3,000,000	2,055,750

Carlyle Global Market Strategies, Ser 2018-1A, Cl CR2 2.073%, VAR ICE LIBOR USD 3 Month+1.800%, 04/17/31 (B)	1,250,000	1,164,505

CARLYLE US, Ser 2018-1A, Cl B 2.122%, VAR ICE LIBOR USD 3 Month+1.850%, 04/20/31 (B)	2,000,000	1,871,542

Chenango Park, Ser 2018-1A, Cl B 2.125%, VAR ICE LIBOR USD 3 Month+1.850%, 04/15/30 (B)	1,000,000	947,261

CIFC Funding, Ser 2018-1A, Cl C 2.022%, VAR ICE LIBOR USD 3 Month+1.750%, 04/18/31 (B)	500,000	466,354

Fortress Credit Opportunities IX, Ser 2017- 9A, Cl C 3.042%, VAR ICE LIBOR USD 3 Month+2.650%, 11/15/29 (B)	1,400,000	1,287,362

Galaxy XXIX, Ser 2018-29A, Cl D 2.792%, VAR ICE LIBOR USD 3 Month+2.400%, 11/15/26 (B)	500,000	479,679

Golub Capital Partners, Ser 2017-17A, Cl BR 3.145%, VAR ICE LIBOR USD 3 Month+2.900%, 10/25/30 (B)	1,500,000	1,395,325

Golub Capital Partners, Ser 2017-19RA, Cl B 2.795%, VAR ICE LIBOR USD 3 Month+2.550%, 07/26/29 (B)	2,000,000	1,912,704

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST CREDIT FUND

Description	Face Amount	Value

Golub Capital Partners, Ser 2017-21A, Cl CR 2.695%, VAR ICE LIBOR USD 3 Month+2.450%, 01/25/31 (B)	$3,000,000	$2,732,934

Golub Capital Partners, Ser 2017-22A, Cl CR 2.122%, VAR ICE LIBOR USD 3 Month+1.850%, 01/20/31 (B)	1,500,000	1,363,212

Golub Capital Partners, Ser 2017-23A, Cl BR 1.822%, VAR ICE LIBOR USD 3 Month+1.550%, 01/20/31 (B)	1,000,000	939,297

Golub Capital Partners, Ser 2017-23A, Cl CR 2.072%, VAR ICE LIBOR USD 3 Month+1.800%, 01/20/31 (B)	2,000,000	1,810,902

Golub Capital Partners, Ser 2017-24A, Cl DR 5.641%, VAR ICE LIBOR USD 3 Month+3.900%, 11/05/29 (B)	2,000,000	1,764,108

Golub Capital Partners, Ser 2018-26A, Cl BR 1.822%, VAR ICE LIBOR USD 3 Month+1.550%, 04/20/31 (B)	1,000,000	937,885

Golub Capital Partners, Ser 2018-36A, Cl B 2.191%, VAR ICE LIBOR USD 3 Month+1.650%, 02/05/31 (B)	2,000,000	1,845,884

Golub Capital Partners, Ser 2018-36A, Cl C 2.641%, VAR ICE LIBOR USD 3 Month+2.100%, 02/05/31 (B)	1,500,000	1,347,894

Jay Park, Ser 2018-1A, Cl BR 2.272%, VAR ICE LIBOR USD 3 Month+2.000%, 10/20/27 (B)	1,000,000	964,055

LCM XXII, Ser 2018-22A, Cl BR 2.272%, VAR ICE LIBOR USD 3 Month+2.000%, 10/20/28 (B)	1,500,000	1,454,958

Madison Park Funding XII, Ser 2014-12A, Cl D 3.772%, VAR ICE LIBOR USD 3 Month+3.500%, 07/20/26 (B)	3,000,000	2,982,669

MCF IV, Ser 2017-1A, Cl CR 2.922%, VAR ICE LIBOR USD 3 Month+2.650%, 10/20/29 (B)	1,000,000	936,961

MCF VIII, Ser 2018-1A, Cl B 2.022%, VAR ICE LIBOR USD 3 Month+1.750%, 07/18/30 (B)	3,000,000	2,763,843

Northwoods Capital XV, Ser 2017-15A, Cl C 2.956%, VAR ICE LIBOR USD 3 Month+2.650%, 06/20/29 (B)	1,000,000	951,491

Description	Face Amount	Value

OZLM Funding IV, Ser 2017-4A, Cl BR 2.458%, VAR ICE LIBOR USD 3 Month+2.200%, 10/22/30 (B)	$2,000,000	$1,889,240

OZLM XVI, Ser 2017-16A, Cl B 2.936%, VAR ICE LIBOR USD 3 Month+2.550%, 05/16/30 (B)	1,000,000	964,975

Race Point IX, Ser 2017-9A, Cl BR 2.425%, VAR ICE LIBOR USD 3 Month+2.150%, 10/15/30 (B)	4,000,000	3,720,644

Race Point IX, Ser 2017-9A, Cl DR 7.175%, VAR ICE LIBOR USD 3 Month+6.900%, 10/15/30 (B)	2,000,000	1,306,280

Sudbury Mill, Ser 2013-1A, Cl E 5.023%, VAR ICE LIBOR USD 3 Month+4.750%, 01/17/26 (B)	4,700,000	3,028,891

TCI-Symphony, Ser 2018-1A, Cl BR 1.916%, VAR ICE LIBOR USD 3 Month+1.650%, 10/13/29 (B)	2,000,000	1,958,012

Thayer Park, Ser 2017-1A, Cl D 6.372%, VAR ICE LIBOR USD 3 Month+6.100%, 04/20/29 (B)	1,000,000	849,503

Zais Clo 6, Ser 2017-1A, Cl C 3.075%, VAR ICE LIBOR USD 3 Month+2.800%, 07/15/29 (B)	1,010,159	947,587

Total Collateralized Loan Obligations (Cost $59,808,978)		53,506,220

ASSET-BACKED SECURITIES — 21.3%

Automotive — 13.6%

American Credit Acceptance Receivables Trust, Ser 2017-1, Cl E Callable 01/13/21 @ 100 5.440%, 03/13/24 (B)	2,000,000	2,019,845

American Credit Acceptance Receivables Trust, Ser 2017-3, Cl E Callable 02/10/21 @ 100 5.170%, 06/10/24 (B)	2,500,000	2,528,153

Avid Automobile Receivables Trust, Ser 2019-1, Cl E 6.760%, 05/17/27 (B)	1,000,000	999,958

Carnow Auto Receivables Trust, Ser 2017-1A, Cl C 5.750%, 10/16/23 (B)	2,000,000	2,007,703

Carvana Auto Receivables Trust, Ser 2019-1A, Cl E 5.640%, 01/15/26 (B)	1,584,000	1,630,706

Carvana Auto Receivables Trust, Ser 2019-4A, Cl E 4.700%, 10/15/26 (B)	1,000,000	988,868

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST CREDIT FUND

Description	Face Amount	Value

CPS Auto Receivables Trust, Ser 2015-A, Cl E 6.190%, 05/16/22 (B)	$1,100,000	$1,100,369

CPS Auto Receivables Trust, Ser 2015-C, Cl F Callable 12/15/20 @ 100 7.510%, 11/15/22 (B)	1,500,000	1,504,153

CPS Auto Receivables Trust, Ser 2016-B, Cl E 8.140%, 05/15/23 (B)	1,500,000	1,539,305

CPS Auto Receivables Trust, Ser 2016-D, Cl E 6.860%, 04/15/24 (B)	1,155,000	1,160,317

CPS Auto Receivables Trust, Ser 2019-B, Cl F 7.480%, 06/15/26 (B)	500,000	492,547

CPS Auto Receivables Trust, Ser 2019-D, Cl E 3.860%, 10/15/25 (B)	2,000,000	1,934,480

Drive Auto Receivables Trust, Ser 2018-1, Cl D 3.810%, 05/15/24	2,000,000	2,044,358

DT Auto Owner Trust, Ser 2017-2A, Cl E Callable 05/15/21 @ 100 6.030%, 01/15/24 (B)	1,500,000	1,547,204

DT Auto Owner Trust, Ser 2019-4A, Cl E 3.930%, 10/15/26 (B)	2,000,000	1,984,490

First Investors Auto Owner Trust, Ser 2016-2A, Cl E 5.750%, 09/15/23 (B)	1,250,000	1,272,393

Flagship Credit Auto Trust, Ser 2016-2, Cl D 8.560%, 11/15/23 (B)	900,000	935,772

Octane Receivables Trust, Ser 2019-1A, Cl A 3.160%, 09/20/23 (B)	646,364	644,642

SFS Asset Securitization, Ser 2019-1, Cl A 4.238%, 06/10/25 (B)	1,500,000	1,501,342

		27,836,605

Credit Card — 1.0%

Fortiva Retail Credit Master Note Business Trust, Ser 2018-ONE, Cl A 5.540%, 11/15/23 (B)	2,000,000	2,051,415

Other Asset-Backed Securities — 6.7%

BCC Funding XVI, Ser 2019-1A, Cl C 2.950%, 09/20/24 (B)	1,500,000	1,510,161

Business Jet Securities, Ser 2018-2, Cl A 4.447%, 06/15/33 (B)	488,410	488,737

Description	Face Amount	Value

Business Jet Securities, Ser 2018-2, Cl C 6.656%, 06/15/33 (B)	$375,284	$358,668

BXMT, Ser 2020-FL2, Cl A 1.081%, VAR ICE LIBOR USD 1 Month+0.900%, 02/16/37 (B)	1,000,000	975,000

CFG Investments, Ser 2019-1, Cl A 5.560%, 08/15/29 (B)	1,200,000	1,190,752

CLI Funding, Ser 2018-1A, Cl B 4.930%, 04/18/43 (B)	762,283	756,319

Credibly Asset Securitization, Ser 2018-1A, Cl A 4.800%, 11/15/23 (B)	1,500,000	1,458,193

Harley Marine Financing, Ser 2018-1A, Cl A2 5.682%, 05/15/43 (B)	1,858,945	1,549,108

Kabbage Funding, Ser 2019-1, Cl A 3.825%, 03/15/24 (B)	390,543	386,999

Kabbage Funding, Ser 2019-1, Cl C 4.611%, 03/15/24 (B)	789,000	572,925

MelTel Land Funding, Ser 2019-1A, Cl C 6.070%, 04/15/49 (B)	500,000	506,511

Mosaic Solar Loans, Ser 2017-2A, Cl B 4.770%, 06/22/43 (B)	373,780	383,972

Pawnee Equipment Receivables Series, Ser 2019-1, Cl E 3.800%, 01/15/26 (B)	1,500,000	1,413,850

Sapphire Aviation Finance I, Ser 2018-1A, Cl B 5.926%, 03/15/40 (B)	373,498	208,211

Stack Infrastructure Issuer Series, Ser 2019-1A, Cl A2 4.540%, 02/25/44 (B)	985,833	1,032,854

Vantage Data Centers Issuer, Ser 2018-1A, Cl A2 4.072%, 02/16/43 (B)	975,833	1,011,381

		13,803,641

Total Asset-Backed Securities (Cost $43,679,665)		43,691,661

MORTGAGE-BACKED SECURITIES — 4.7%

Commercial Mortgage-Backed Obligation — 4.7%

Commercial Mortgage Trust, Ser 2014-UBS6, Cl C 4.447%, 12/10/47 (C)	1,000,000	869,958

Commercial Mortgage Trust, Ser 2015-DC1, Cl D 4.311%, 02/10/48 (B) (C)	1,517,000	895,926

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST CREDIT FUND

Description	Face Amount/ Shares	Value

Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl D 5.803%, 02/15/41 (B) (C)	$574,219	$33,534

FREMF Mortgage Trust, Ser 2016-K54, Cl C 4.051%, 04/25/48 (B) (C)	1,000,000	1,053,577

FREMF Mortgage Trust, Ser 2016-K722, Cl B 3.843%, 07/25/49 (B) (C)	1,500,000	1,577,465

FREMF Mortgage Trust, Ser 2017-K70, Cl B 3.804%, 12/25/49 (B) (C)	2,000,000	2,193,709

FREMF Mortgage Trust, Ser 2017-K71, Cl B 3.753%, 11/25/50 (B) (C)	1,250,000	1,383,599

UBS Commercial Mortgage Trust, Ser 2012-C1, Cl C 5.569%, 05/10/45 (B) (C)	1,000,000	913,836

WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl D 3.803%, 11/15/47 (B) (C)	1,000,000	794,497

Total Mortgage-Backed Securities (Cost $10,221,109)		9,716,101

COMMON STOCK — 0.0%

Industrials — 0.0%

Erickson*(D)	3,761	81,388

Total Common Stock (Cost $1,829,567)		81,388

PREFERRED STOCK — 0.0%

Communication Services — 0.0%

MYT Holding 10.000%, 06/07/29 (B)	76,092	67,722

Total Preferred Stock (Cost $76,092)		67,722

Description	Shares	Value
CASH EQUIVALENT — 10.8%

Federated Government Obligations Fund, Cl I, 0.060%** (Cost $22,149,983)	$22,149,983	$22,149,983

Total Investments — 99.2% (Cost $211,870,662)		$203,958,204

Percentages are based on Net Assets of $205,635,280.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2020.
(A)	Security in default on interest payments.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2020 was $131,636,539 and represents 64.0% of Net Assets.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(D)	Level 3 security in accordance with fair value hierarchy.

Cl — Class

FREMF — Freddie Mac Multi-Family

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate Security

The following is a list of the level of inputs used as of July 31, 2020 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$74,745,129	$—	$74,745,129
Collateralized Loan Obligations	—	53,506,220	—	53,506,220
Asset-Backed Securities	—	43,691,661	—	43,691,661
Mortgage-Backed Securities	—	9,716,101	—	9,716,101
Common Stock	—	—	81,388	81,388
Preferred Stock	—	67,722	—	67,722
Cash Equivalent	22,149,983	—	—	22,149,983

Total Investments in Securities	$22,149,983	$181,726,833	$81,388	$203,958,204

(1)

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended July 31, 2020, there have been no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST LOW DURATION BOND FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
ASSET-BACKED SECURITIES — 53.6%

Automotive — 44.8%

Ally Auto Receivables Trust, Ser 2019-2, Cl A2 2.340%, 07/15/22	$888,542	$892,942

American Credit Acceptance Receivables Trust, Ser 2019-3, Cl C 2.760%, 09/12/25 (B)	5,305,000	5,398,532

American Credit Acceptance Receivables Trust, Ser 2020-1, Cl C 2.190%, 03/13/26 (B)	5,000,000	5,045,213

American Credit Acceptance Receivables Trust, Ser 2020-2, Cl B 2.480%, 09/13/24 (B)	1,500,000	1,531,693

Amur Equipment Finance Receivables VIII, Ser 2020-1A, Cl B 2.500%, 03/20/26 (B)	1,500,000	1,506,654

California Republic Auto Receivables Trust, Ser 2016-1, Cl C 4.560%, 12/15/22	1,000,000	1,001,412

Canadian Pacer Auto Receivables Trust, Ser 2019-1A, Cl C 3.750%, 07/21/25 (B)	2,550,000	2,622,045

Canadian Pacer Auto Receivables Trust, Ser 2020-1A, Cl C 2.490%, 05/19/26 (B)	5,000,000	4,969,448

Description	Face Amount	Value

Carnow Auto Receivables Trust, Ser 2019-1A, Cl A 2.720%, 11/15/22 (B)	$1,347,596	$1,355,275

CPS Auto Receivables Trust, Ser 2018-D, Cl D 4.340%, 09/16/24 (B)	1,500,000	1,543,193

Credit Acceptance Auto Loan Trust, Ser 2018-2A, Cl C 4.160%, 09/15/27 (B)	4,500,000	4,647,482

Credit Acceptance Auto Loan Trust, Ser 2019-1A, Cl B 3.750%, 04/17/28 (B)	2,700,000	2,828,157

Drive Auto Receivables Trust, Ser 2020-1, Cl C 2.360%, 03/16/26	2,750,000	2,813,667

DT Auto Owner Trust, Ser 2018-3A, Cl D Callable 10/15/22 @ 100 4.190%, 07/15/24 (B)	5,000,000	5,186,417

DT Auto Owner Trust, Ser 2019-4A, Cl C 2.730%, 07/15/25 (B)	2,000,000	2,040,279

DT Auto Owner Trust, Ser 2020-1A, Cl D 2.550%, 11/17/25 (B)	5,500,000	5,511,986

DT Auto Owner Trust, Ser 2020-2A, Cl C 3.280%, 03/16/26 (B)	2,250,000	2,332,421

Exeter Automobile Receivables Trust, Ser 2018-1A, Cl D 3.530%, 11/15/23 (B)	3,000,000	3,084,118

Exeter Automobile Receivables Trust, Ser 2018-2A, Cl D 4.040%, 03/15/24 (B)	5,250,000	5,354,659

Exeter Automobile Receivables Trust, Ser 2019-2A, Cl B 3.060%, 05/15/23 (B)	3,200,000	3,236,545

Exeter Automobile Receivables Trust, Ser 2020-1A, Cl C 2.490%, 01/15/25 (B)	1,500,000	1,525,884

First Investors Auto Owner Trust, Ser 2017-1A, Cl D 3.600%, 04/17/23 (B)	5,000,000	5,095,330

First Investors Auto Owner Trust, Ser 2018-2A, Cl C 4.030%, 01/15/25 (B)	8,800,000	9,116,260

First Investors Auto Owner Trust, Ser 2019-2A, Cl B 2.470%, 01/15/25 (B)	6,000,000	6,139,885

First Investors Auto Owner Trust, Ser 2020-1A, Cl D 3.150%, 04/15/26 (B)	3,000,000	3,089,490

Flagship Credit Auto Trust, Ser 2016-4, Cl C 2.710%, 11/15/22 (B)	51,474	51,778

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Flagship Credit Auto Trust, Ser 2018-1, Cl B 3.130%, 01/17/23 (B)	$650,000	$656,803

Flagship Credit Auto Trust, Ser 2018-4, Cl D 4.330%, 12/16/24 (B)	4,935,000	5,151,392

Flagship Credit Auto Trust, Ser 2019-3, Cl C 2.740%, 10/15/25 (B)	6,686,000	6,876,518

Flagship Credit Auto Trust, Ser 2019-4, Cl B 2.530%, 11/17/25 (B)	4,550,000	4,666,528

Ford Credit Auto Owner Trust, Ser 2019-B, Cl B 2.400%, 11/15/24	1,365,000	1,414,923

Foursight Capital Automobile Receivables Trust, Ser 2020-1, Cl D 2.600%, 01/15/26 (B)	2,100,000	2,059,693

GLS Auto Receivables Issuer Trust, Ser 2019-4A, Cl A 2.470%, 11/15/23 (B)	2,269,337	2,294,716

GLS Auto Receivables Issuer Trust, Ser 2020-2A, Cl B 3.160%, 06/16/25 (B)	1,750,000	1,805,202

GM Financial Automobile Leasing Trust, Ser 2018-1, Cl A4 2.680%, 12/20/21	510,397	510,936

GM Financial Consumer Automobile Receivables Trust, Ser 2018-1, Cl B 2.570%, 07/17/23	1,240,000	1,266,237

Hertz Vehicle Financing, Ser 2018-2A, Cl A 3.650%, 06/27/22 (B)	2,048,561	2,044,639

Master Credit Card Trust II Series, Ser 2018-1A, Cl A 0.670%, VAR ICE LIBOR USD 1 Month+0.490%, 07/21/24 (B)	5,000,000	4,973,010

Master Credit Card Trust II, Ser 2019-2A, Cl A 0.570%, VAR ICE LIBOR USD 1 Month+0.390%, 01/21/23 (B)	3,500,000	3,493,739

Master Credit Card Trust, Ser 2019-1A, Cl A 0.660%, VAR ICE LIBOR USD 1 Month+0.480%, 07/21/22 (B)	3,000,000	3,001,472

NextGear Floorplan Master Owner Trust, Ser 2018-1A, Cl A2 3.220%, 02/15/23 (B)	1,500,000	1,514,317

Nissan Auto Receivables Owner Trust, Ser 2017-C, Cl A3 2.120%, 04/18/22	1,480,846	1,489,351

Description	Face Amount	Value

OneMain Direct Auto Receivables Trust, Ser 2018-1A, Cl B 3.710%, 04/14/25 (B)	$3,750,000	$3,820,857

OSCAR US Funding Trust IX, Ser 2018-2A, Cl A3 3.390%, 09/12/22 (B)	1,209,888	1,220,778

OSCAR US Funding Trust VII, Ser 2017-2A, Cl A3 2.450%, 12/10/21 (B)	486,501	487,094

Pawnee Equipment Receivables Series, Ser 2019-1, Cl A2 2.290%, 10/15/24 (B)	1,896,140	1,907,196

Pawnee Equipment Receivables Series, Ser 2019-1, Cl D 2.860%, 10/15/24 (B)	5,000,000	4,758,582

Santander Drive Auto Receivables Trust, Ser 2018-3, Cl B 3.290%, 10/17/22	14,596	14,611

Santander Drive Auto Receivables Trust, Ser 2018-4, Cl C Callable 05/15/22 @ 100 3.560%, 07/15/24	1,250,000	1,274,674

SoFi Consumer Loan Program, Ser 2019-1, Cl B 3.450%, 02/25/28 (B)	2,400,000	2,410,941

Synchrony Card Funding, Ser 2019-A1, Cl A 2.950%, 03/15/25	2,410,000	2,493,848

Synchrony Card Issuance Trust, Ser 2018-A1, Cl A 3.380%, 09/15/24	3,100,000	3,189,270

Synchrony Credit Card Master Note Trust, Ser 2018-2, Cl B 3.670%, 05/15/26	995,000	1,042,131

Toyota Auto Receivables Owner Trust, Ser 2020-C, Cl A3 0.440%, 10/15/24	3,000,000	3,003,866

United Auto Credit Securitization Trust, Ser 2020-1, Cl C 2.150%, 02/10/25 (B)	3,000,000	3,016,906

Vantage Data Centers Issuer, Ser 2018-2A, Cl A2 4.196%, 11/16/43 (B)	3,933,333	4,075,476

Volvo Financial Equipment, Ser 2018-1A, Cl A4 2.760%, 10/17/22 (B)	4,500,000	4,573,607

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Westlake Automobile Receivables Trust, Ser 2017-1A, Cl D 3.460%, 10/17/22 (B)	$1,099,915	$1,101,095

Westlake Automobile Receivables Trust, Ser 2018-2A, Cl E 4.860%, 01/16/24 (B)	5,000,000	5,173,566

Westlake Automobile Receivables Trust, Ser 2019-2A, Cl C Callable 11/15/22 @ 100 2.840%, 07/15/24 (B)	6,650,000	6,767,395

Westlake Automobile Receivables Trust, Ser 2020-2A, Cl C 2.010%, 07/15/25 (B)	2,750,000	2,770,869

World Financial Network Credit Card Master Trust, Ser 2016-A, Cl M 2.330%, 04/15/25	2,000,000	2,002,738

World Omni Auto Receivables Trust, Ser 2018-B, Cl B 3.170%, 01/15/25	1,520,000	1,573,477

World Omni Auto Receivables Trust, Ser 2018-C, Cl A3 3.130%, 11/15/23	2,995,539	3,059,045

World Omni Automobile Lease Securitization Trust, Ser 2019-A, Cl A4 3.010%, 07/15/24	1,750,000	1,797,252

		192,675,515

Credit Cards — 4.9%

Capital One Multi-Asset Execution Trust, Ser 2017-A5, Cl A5 0.755%, VAR ICE LIBOR USD 1 Month+0.580%, 07/15/27	9,000,000	9,043,680

Citibank Credit Card Issuance Trust, Ser 2017-A5, Cl A5 0.796%, VAR ICE LIBOR USD 1 Month+0.620%, 04/22/26	7,000,000	7,051,738

Trillium Credit Card Trust II, Ser 2019-1A, Cl A 0.652%, VAR ICE LIBOR USD 1 Month+0.480%, 01/26/24 (B)	5,000,000	5,007,091

		21,102,509

Other Asset-Backed Securities — 0.9%

Diamond Resorts Owner Trust, Ser 2019-1A, Cl A 2.890%, 02/20/32 (B)	1,383,465	1,400,636

Mosaic Solar Loans, Ser 2017-1A, Cl A 4.450%, 06/20/42 (B)	412,121	429,673

Description	Face Amount	Value

SCF Equipment Leasing, Ser 2017-1A, Cl A 3.770%, 01/20/23 (B)	$276,014	$277,138

SoFi Consumer Loan Program, Ser 2017-5, Cl A2 2.780%, 09/25/26 (B)	852,109	861,125

TAL Advantage V, Ser 2013-1A, Cl B Callable 08/20/20 @ 100 3.960%, 02/22/38 (B)	1,033,333	1,035,141

		4,003,713

Student Loan — 3.0%

AccessLex Institute, Ser 2002-A, Cl A2 4.000%, 09/25/37 (A)	350,000	348,719

Commonbond Student Loan Trust, Ser 2017-AGS, Cl A1 2.550%, 05/25/41 (B)	1,464,535	1,499,631

Nelnet Student Loan Trust, Ser 2012-6A, Cl B 1.672%, VAR ICE LIBOR USD 1 Month+1.500%, 08/26/52 (B)	3,000,000	2,740,182

Nelnet Student Loan Trust, Ser 2013-3A, Cl B 1.672%, VAR ICE LIBOR USD 1 Month+1.500%, 07/25/47 (B)	4,000,000	3,762,055

Nelnet Student Loan Trust, Ser 2015-3A, Cl B 1.672%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/54 (B)	3,000,000	2,650,452

SLM Student Loan Trust, Ser 2013-2, Cl B 1.672%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/43	2,000,000	1,777,410

		12,778,449

Total Asset-Backed Securities (Cost $226,776,564)		230,560,186

U.S. TREASURY OBLIGATIONS — 23.9%

U.S. Treasury Note 1.625%, 12/15/22	40,000,000	41,428,125
1.500%, 01/15/23	40,000,000	41,351,562

United States Treasury Bill 0.262%, 10/08/20 (C) (D) (E)	20,000,000	19,996,334

Total U.S. Treasury Obligations (Cost $99,961,441)		102,776,021

CORPORATE OBLIGATIONS — 20.4%

Consumer Discretionary — 2.4%

Block Financial 4.125%, 10/01/20	3,928,000	3,934,930

BMW US Capital 2.950%, 04/14/22 (B)	3,000,000	3,128,319

Hyundai Capital America 5.750%, 04/06/23 (B)	3,000,000	3,309,644

		10,372,893

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Energy — 4.0%

Barclays 3.200%, 08/10/21	$3,000,000	$3,069,300

Marathon Petroleum 4.500%, 05/01/23	2,000,000	2,167,240

Nationwide Building Society 2.000%, 01/27/23 (B)	9,000,000	9,301,813

Swedbank 1.300%, 06/02/23	1,000,000	1,017,776
1.013%, VAR ICE LIBOR USD 3 Month+0.700%, 03/14/22 (B)	1,600,000	1,609,371

		17,165,500

Financials — 9.3%

Athene Global Funding 2.500%, 01/14/25 (B)	11,800,000	12,092,999

Bank of America MTN 2.329%, VAR CPI YOY+2.000%, 01/14/21	1,000,000	990,000

Bank of Montreal MTN 1.850%, 05/01/25	3,000,000	3,161,404

Capital One Financial 3.200%, 01/30/23	2,000,000	2,116,242

Citigroup 3.106%, VAR United States Secured Overnight Financing Rate+2.750%, 04/08/26	2,000,000	2,174,136

Credit Suisse NY 2.800%, 04/08/22	5,000,000	5,196,096
2.100%, 11/12/21	1,000,000	1,022,260

Danske Bank MTN 2.800%, 03/10/21 (B)	3,000,000	3,042,186

Deutsche Bank 1.687%, VAR ICE LIBOR USD 3 Month+1.310%, 08/20/20	4,400,000	4,402,096

JPMorgan Chase MTN 1.118%, VAR CPI YOY+1.000%, 08/17/22	1,250,000	1,250,875

Royal Bank of Canada MTN 2.750%, 02/01/22	2,000,000	2,072,708

Royal Bank of Scotland Group 3.498%, VAR ICE LIBOR USD Callable 05/15/22 @ 100 3 Month+1.480%, 05/15/23	2,328,000	2,432,279

		39,953,281

Health Care — 0.7%

AbbVie 2.150%, 11/19/21 (B)	2,000,000	2,042,045

CVS Health 3.350%, 03/09/21	1,000,000	1,018,024

		3,060,069

Industrials — 2.9%

AerCap Ireland Capital DAC 4.500%, 09/15/23	3,000,000	3,050,990

Description	Face Amount/ Shares	Value

Boeing 4.508%, 05/01/23	$3,000,000	$3,138,807

Masco 5.950%, 03/15/22	3,574,000	3,861,113

Southwest Airlines 2.650%, 11/05/20	2,538,000	2,543,815

		12,594,725

Information Technology — 1.1%

Broadcom 3.150%, 11/15/25 (B)	2,000,000	2,156,868

Jabil 4.700%, 09/15/22	1,630,000	1,756,410

Leidos Holdings 4.450%, 12/01/20	1,000,000	1,000,500

		4,913,778

Total Corporate Obligations (Cost $85,320,220)		88,060,246

MORTGAGE-BACKED SECURITY — 0.4%

Agency Mortgage-Backed Obligation — 0.4%

FHLMC REMIC, Ser 2010-3747, Cl UF 0.655%, VAR LIBOR USD 1 Month+0.480%, 10/15/40	1,956,722	1,960,581

Total Mortgage-Backed Security (Cost $1,954,180)		1,960,581

CASH EQUIVALENT — 1.3%

Federated Government Obligations Fund, Cl I, 0.060%** (Cost $5,509,040)	5,509,040	5,509,040

Total Investments — 99.6% (Cost $419,521,445)		$428,866,074

Percentages are based on Net Assets of $430,392,570.

**	Rate shown is the 7-day effective yield as of July 31, 2020.
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2020 was $220,181,504 and represents 51.2% of Net Assets.

(C)	At amortized cost
(D)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(E)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at the time of purchase.

Cl — Class

CPI YOY — Consumer Price Index Year Over Year

FHLMC — Federal Home Loan Mortgage Corporation

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST LOW DURATION BOND FUND

The following is a list of the level of inputs used as of July 31, 2020 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$230,560,186	$—	$230,560,186
U.S. Treasury Obligations	102,776,021	—	—	102,776,021
Corporate Obligations	—	88,060,246	—	88,060,246
Mortgage-Backed Security	—	1,960,581	—	1,960,581
Cash Equivalent	5,509,040	—	—	5,509,040

Total Investments in Securities	$108,285,061	$320,581,013	$—	$428,866,074

For the year ended July 31, 2020, there have been no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

For information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST MUNICIPAL BOND FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
MUNICIPAL BONDS — 97.0%

California — 5.0%

California State, Municipal Finance Authority, Ser A, RB 5.000%, 03/01/25	$1,450,000	$1,472,374

California State, School Finance Authority, RB Callable 02/01/24 @ 100 5.350%, 08/01/24	450,000	469,809

Golden State, Tobacco Securitization, Ser A, RB, ST APPROP 4.000%, 06/01/21	1,000,000	1,031,480

		2,973,663

Colorado — 3.6%

El Paso County, School District No. 49 Falcon, Ser A, COP
5.000%, 12/15/24	525,000	625,076
5.000%, 12/15/25	460,000	564,875

El Paso County, School District No. 49 Falcon, Ser B, COP
5.000%, 12/15/24	300,000	357,186
5.000%, 12/15/26	500,000	631,175

		2,178,312

District of Columbia — 1.5%
District of Columbia, RB 4.000%, 10/01/22	895,000	889,120

Idaho — 0.9%
Idaho State, Housing & Finance Association, RB 4.000%, 07/01/26	500,000	535,325

Illinois — 3.2%

Chicago, O’Hare International Airport, Ser B, RB Pre-Refunded @ 100 5.500%, 01/01/21 (A)	1,030,000	1,052,619

Description	Face Amount	Value

Lee & Ogle Counties, School District No. 170 Dixon, GO, BAM 4.000%, 01/30/25	$760,000	$863,375

		1,915,994

Kansas — 2.6%
Geary County, GO 5.000%, 09/01/25	1,300,000	1,588,912

Massachusetts — 1.8%
City of Fall River Massachussetts, GO, ST AID WITHHLDG 2.000%, 12/01/24	1,015,000	1,072,561

Michigan — 2.1%
Taylor, Brownfield Redevelopment Authority, RB, NATL Callable 05/01/24 @ 100 4.000%, 05/01/28	1,175,000	1,292,864

Minnesota — 0.9%
Minnesota State, Housing Finance Agency, Ser A, RB, GNMA Callable 07/01/22 @ 100 2.600%, 09/01/42	509,939	525,604

Missouri — 2.8%
Saint Louis, Municipal Finance, RB, AGM 5.000%, 07/15/22	1,575,000	1,712,482

New Hampshire — 2.0%
Grafton County, GO 3.000%, 07/01/22	1,140,000	1,200,545

New York — 0.5%
Niagara County, Tobacco Asset Securitization, RB 5.000%, 05/15/21	300,000	306,102

Oklahoma — 3.8%
University of Oklahoma, Ser C, RB Callable 07/01/25 @ 100 5.000%, 07/01/35	2,000,000	2,277,840

South Carolina — 2.7%

Hilton Head Island, Ser C, GO, ST AID WITHHLDG Callable 03/01/26 @ 100
2.250%, 03/01/33	530,000	544,946
2.125%, 03/01/32	520,000	533,567
2.000%, 03/01/30	495,000	517,052

		1,595,565

Texas — 60.2%

Central Texas Regional Mobility Authority Callable 01/01/26 @ 100 5.000%, 01/01/46	1,000,000	1,135,000

Central Texas Turnpike System, Sub-Ser C, RB Callable 08/15/24 @ 100 5.000%, 08/15/42	2,000,000	2,186,560

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Central Texas, Turnpike System, Ser C, RB 5.000%, 08/15/24	$750,000	$858,525

Clifton, Higher Education Finance, Idea Public Schools Project, RB 4.800%, 08/15/21 (B)	215,000	219,779

Clifton, Higher Education Finance, RB, PSF-GTD 5.000%, 08/15/24	1,185,000	1,403,099

Clifton, Higher Education Finance, RB, PSF- GTD Callable 08/15/24 @ 100 5.000%, 08/15/25	700,000	826,679

Clifton, Higher Education Finance, Ser A, RB 3.375%, 12/01/24	1,260,000	1,296,187

Clifton, Higher Education Finance, Ser B, RB
5.000%, 08/15/25	460,000	542,662
4.000%, 08/15/22	525,000	556,689
4.000%, 08/15/23	500,000	542,080

Cypress-Fairbanks Independent School District, Ser A, GO, PSF-GTD Callable 02/15/29 @ 100 5.000%, 02/15/30	1,500,000	2,024,490

Dallas Area, Rapid Transit, Ser A, RB 5.000%, 12/01/22	1,000,000	1,110,630

Downtown Redevelopment Authority, TA, BAM 5.000%, 09/01/25	1,000,000	1,200,570

Downtown Redevelopment Authority, TA, BAM Callable 09/01/25 @ 100 5.000%, 09/01/29	1,000,000	1,212,740

El Paso County, Hospital District, GO 5.000%, 08/15/25	2,070,000	2,353,217

Houston, Higher Education Finance, Ser A, RB, PSF-GTD 4.000%, 02/15/22	1,005,000	1,060,788

La Vernia, Higher Education Finance, Ser A, RB 4.200%, 08/15/25	575,000	594,389

La Vernia, Higher Education Finance, Ser A, RB Callable 08/15/24 @ 100 5.250%, 08/15/35	2,435,000	2,578,373

Love Field Airport Modernization, AMT, RB 5.000%, 11/01/22	1,000,000	1,085,510

Love Field, Airport Modernization, Southwest Airlines Project, RB Callable 11/01/20 @ 100 5.250%, 11/01/40	2,500,000	2,514,600

Lower Colorado River Authority Callable 05/15/30 @ 100 5.000%, 05/15/39	1,875,000	2,460,356

Description	Face Amount/ Shares	Value

New Hope, Cultural Education Facilities, RB 5.000%, 04/01/21	$355,000	$359,768

San Antonio, Public Facilities, RB Callable 09/15/22 @ 100 5.000%, 09/15/26	2,000,000	2,173,760

Seminole, Hospital District, GO Callable 02/15/26 @ 100 4.000%, 02/15/31	545,000	605,282

Texas A&M University, Permanent University Fund, Ser B, RB Callable 07/01/25 @ 100 5.000%, 07/01/34	1,000,000	1,196,070

Texas State, Public Finance Authority, Financing System, Texas Southern University, RB 5.625%, 05/01/21	1,440,000	1,475,813

Texas State, Public Finance Authority, New Frontiers School, Ser A, RB Callable 08/31/20 @ 100 5.800%, 08/15/40	1,100,000	1,101,551

Texas State, Public Finance Authority, RB, BAM 5.000%, 11/01/21	1,400,000	1,463,210

		36,138,377

Virginia — 3.4%

Virginia Commonwealth, Housing Development Authority, Sub-Ser C-3, RB 2.150%, 04/01/21	2,000,000	2,013,200

Total Municipal Bonds (Cost $55,397,818)		58,216,466

CASH EQUIVALENT — 1.8%

Federated Government Obligations Fund, Cl I, 0.060%* (Cost $1,088,663)	1,088,663	1,088,663

Total Investments — 98.8% (Cost $56,486,481)		$59,305,129

Percentages are based on Net Assets of $60,015,017.

*	Rate shown is the 7-day effective yield as of July 31, 2020
(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.
(B)	Security is escrowed to maturity.

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

Cl — Class

COP — Certificate of Participation

GNMA — Government National Mortgage Association

GO — General Obligation

NATL — National Public Finance Guaranty Corporation

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

FROST MUNICIPAL BOND FUND

The following is a list of the level of inputs used as of July 31, 2020 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$58,216,466	$—	$58,216,466
Cash Equivalent	1,088,663	—	—	1,088,663

Total Investments in Securities	$1,088,663	$58,216,466	$—	$59,305,129

For the year ended July 31, 2020, there have been no transfers in or out of Level 3.

Amounts designated as “—“ are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

STATEMENTS OF ASSETS AND LIABILITIES

	Growth Equity Fund		Value Equity Fund		Total Return Bond Fund

Assets:
Investments at Value		$396,298,662		$7,889,814	$3,253,929,822
Receivable for Investment Securities Sold		—		49,492	10,119,145
Receivable for Capital Shares Sold		352,514		122	14,589,500
Dividends and Interest Receivable		128,361		10,072	22,854,763
Cash Collateral on Futures Contracts		—		—	38,786
Foreign Tax Reclaim Receivable		4,104		4,744	—
Prepaid Expenses		27,121		19,973	49,219

Total Assets		396,810,762		7,974,217	3,301,581,235

Liabilities:
Payable for Investment Securities Purchased		—		—	7,241,797
Payable for Capital Shares Redeemed		197,140		28,297	27,158,616
Payable Due to Investment Adviser		164,386		3,367	978,508
Shareholder Servicing Fees Payable — A Class Shares		—		—	1,010
Professional Fees Payable		33,625		33,111	78,084
Payable Due to Administrator		23,951		491	203,656
Payable Due to Distributor — Investor Class Shares		11,484		416	85,727
Payable Due to Distributor — A Class Shares		—		—	413
Cash Overdraft		—		4,194	—
Payable Due to Trustees		2,956		63	25,791
Chief Compliance Officer Fees Payable		695		15	6,067
Transfer Agent Fees Payable		9,420		4,137	91,131
Pricing Fees Payable		548		124	44,663
Other Accrued Expenses		12,462		373	108,527

Total Liabilities		456,667		74,588	36,023,990

Net Assets		$396,354,095		$7,899,629	$3,265,557,245

NET ASSETS:
Paid-in Capital		$169,310,591		$8,303,464	$3,437,474,857
Total Distributable Earnings		227,043,504		(403,835)	(171,917,612)

Net Assets		$396,354,095		$7,899,629	$3,265,557,245

Institutional Class Shares:
Net Assets		$339,542,195		$5,136,996	$2,834,690,216
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)		21,291,212		861,485	281,475,775
Net Asset Value, Offering and Redemption Price Per Share		$15.95		$5.96	$10.07

Investor Class Shares:
Net Assets		$56,811,900		$2,762,633	$429,079,401
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)		3,623,851		465,160	42,625,605
Net Asset Value, Offering and Redemption Price Per Share		$15.68		$5.94	$10.07

A Class Shares:
Net Assets	$	n/a	$	n/a	$1,787,628
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)		n/a		n/a	177,625
Net Asset Value, Offering and Redemption Price Per Share	$	n/a	$	n/a	$10.06

Maximum Offering Price Per Share — Class A	$	n/a	$	n/a	$10.40

Cost of Investments		$178,931,372		$8,003,175	$3,394,817,082

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

STATEMENTS OF ASSETS AND LIABILITIES

	Credit Fund	Low Duration Bond Fund		Municipal Bond Fund

Assets:
Investments at Value	$203,958,204		$428,866,074		$59,305,129
Receivable for Investment Securities Sold	472,500		—		—
Receivable for Capital Shares Sold	101,540		897,896		—
Dividends and Interest Receivable	1,416,736		994,279		754,583
Prepaid Expenses	21,949		25,564		20,433

Total Assets	205,970,929		430,783,813		60,080,145

Liabilities:
Payable for Capital Shares Redeemed	147,668		180,060		—
Payable Due to Investment Adviser	85,473		108,735		12,841
Shareholder Servicing Fees Payable — A Class Shares	299		—		—
Professional Fee Payable	53,076		37,790		37,284
Payable Due to Administrator	12,453		26,404		3,742
Payable Due to Distributor — Investor Class Shares	2,180		5,532		935
Payable Due to Distributor — A Class Shares	195		—		—
Payable Due to Trustees	1,550		3,322		473
Chief Compliance Officer Fees Payable	365		781		111
Transfer Agent Fees Payable	9,155		10,632		5,089
Pricing Fees Payable	16,227		3,983		2,659
Other Accrued Expenses	7,008		14,004		1,994

Total Liabilities	335,649		391,243		65,128

Net Assets	$205,635,280		$430,392,570		$60,015,017

NET ASSETS:
Paid-in Capital	$215,180,456		$421,442,742		$55,327,085
Distributable Earnings (Loss)	(9,545,176)		8,949,828		4,687,932

Net Assets	$205,635,280		$430,392,570		$60,015,017

Institutional Class Shares:
Net Assets	$194,181,769		$402,977,463		$55,286,483
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	20,504,078		38,472,713		5,211,065
Net Asset Value, Offering and Redemption Price Per Share	$9.47		$10.47		$10.61

Investor Class Shares:
Net Assets	$10,815,673		$27,415,107		$4,728,534
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,143,740		2,616,601		445,494
Net Asset Value, Offering and Redemption Price Per Share	$9.46		$10.48		$10.61

A Class Shares:
Net Assets	$637,838	$	n/a	$	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	67,473		n/a		n/a
Net Asset Value, Offering and Redemption Price Per Share	$9.45	$	n/a	$	n/a

Maximum Offering Price Per Share — Class A	$9.67	$	n/a	$	n/a

Cost of Investments	$211,870,662		$419,521,445		$56,486,481

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 2 0

STATEMENTS OF OPERATIONS

	Growth Equity Fund	Value Equity Fund	Total Return Bond Fund

Investment Income:

Dividend Income	$2,882,226	$351,363	$30,500

Interest income	—	—	154,154,101

Foreign Taxes Withheld	(4,392)	—	—

Foreign Taxes Reclaimed	—	53,454	—

Total Investment Income	2,877,834	404,817	154,184,601

Expenses:

Investment Advisory Fees	1,721,942	76,877	12,863,902

Administration Fees	250,211	11,164	2,669,759

Distribution Fees — Investor Class Shares	122,609	10,111	1,277,323

Distribution Fees — A Class Shares	—	—	4,831

Trustees’ Fees	10,861	498	116,917

Chief Compliance Officer Fees	1,880	62	19,283

Transfer Agent Fees	59,383	25,534	450,968

Professional Fees	53,774	42,840	218,708

Registration Fees	41,104	29,777	179,179

Printing Fees	22,407	1,089	217,474

Custodian Fees	14,208	4,774	151,375

Interest Expense on Borrowings	—	358	82

Insurance and Other Expenses	12,994	2,202	291,436

Total Expenses	2,311,373	205,286	18,461,237

Less: Fees Paid Indirectly	(1,548)	(246)	(48,309)

Net Expenses	2,309,825	205,040	18,412,928

Net Investment Income	568,009	199,777	135,771,673

Net Realized Gain from Investments	19,362,795	1,160,412	4,535,961

Net Realized Loss on Futures Contracts	—	—	(11,214)

Net Change in Unrealized Appreciation (Depreciation) on Investments	68,019,731	(2,676,440)	(138,036,077)

Net Realized and Unrealized Gain (Loss) on Investments	87,382,526	(1,516,028)	(133,511,330)

Increase (Decrease) in Net Assets Resulting from Operations	$87,950,535	$(1,316,251)	$2,260,343

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 2 0

STATEMENTS OF OPERATIONS

	Credit Fund	Low Duration Bond Fund	Municipal Bond Fund

Investment Income:

Interest Income	$10,630,295	$8,917,402	$2,931,444

Dividend Income	15,583	15,158	110,518

Total Investment Income	10,645,878	8,932,560	3,041,962

Expenses:

Investment Advisory Fees	1,053,497	1,115,804	402,237

Administration Fees	153,050	270,248	83,438

Distribution Fees — Investor Class Shares	29,995	61,325	13,910

Distribution Fees — A Class Shares	1,219	n/a	n/a

Trustees’ Fees	6,784	11,745	3,752

Chief Compliance Officer Fees	1,121	2,066	545

Transfer Agent Fees	57,205	61,222	35,258

Registration Fees	45,706	43,069	30,329

Professional Fees	73,366	60,320	52,114

Printing Fees	13,182	23,011	5,476

Custodian Fees	10,308	19,484	9,038

Line of Credit Expenses	—	1,051	957

Insurance and Other Expenses	74,021	28,923	18,162

Total Expenses	1,519,454	1,698,268	655,216

Less: Investment Advisory Fees Waived	—	—	(114,924)

Less: Fees Paid Indirectly	(1,772)	(1,599)	(142)

Net Expenses	1,517,682	1,696,669	540,150

Net Investment Income	9,128,196	7,235,891	2,501,812

Net Realized Gain from Investments	1,467,102	1,033,047	1,898,942

Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,833,816)	7,328,623	(583,889)

Net Realized and Unrealized Gain (Loss) on Investments	(6,366,714)	8,361,670	1,315,053

Increase in Net Assets Resulting from Operations	$2,761,482	$15,597,561	$3,816,865

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

This page is intentionally left blank.

FROST FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Equity Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations:
Net Investment Income	$568,009	$930,902
Net Realized Gain (Loss) on Investments	19,362,795	29,612,815
Net Change in Unrealized Appreciation (Depreciation) on Investments	68,019,731	(1,306,421)

Net Increase (Decrease) in Net Assets Resulting from Operations	87,950,535	29,237,296

Distributions:
Institutional Class Shares	(29,507,815)	(34,131,973)
Investor Class Shares	(4,828,153)	(5,586,562)
A Class Shares	n/a	n/a

Total Distributions	(34,335,968)	(39,718,535)

Capital Share Transactions:
Institutional Class Shares:
Issued	36,374,424	49,641,365
Reinvestment of Dividends	13,734,711	15,323,192
Redeemed	(47,331,688)	(37,485,376)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	2,777,447	27,479,181

Investor Class Shares:
Issued	2,867,306	2,582,372
Reinvestment of Dividends	4,729,005	5,463,581
Redeemed	(5,518,481)	(5,934,245)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	2,077,830	2,111,708

A Class Shares:
Issued	n/a	n/a
Reinvestment of Dividends	n/a	n/a
Redeemed	n/a	n/a

Net Increase (Decrease) in Net Assets from A Class Share Transactions	n/a	n/a

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,855,277	29,590,889

Total Increase (Decrease) in Net Assets	58,469,844	19,109,650

Net assets:
Beginning of Year	337,884,251	318,774,601

End of Year	$396,354,095	$337,884,251

Share Transactions:
Institutional Class Shares:
Issued	2,670,702	3,741,882
Reinvestment of Dividends	1,035,347	1,321,795
Redeemed	(3,456,764)	(2,831,757)

Total Increase (Decrease) in Institutional Class Shares	249,285	2,231,920

Investor Class Shares:
Issued	211,039	196,563
Reinvestment of Dividends	362,875	478,924
Redeemed	(411,217)	(450,708)

Total Increase (Decrease) in Investor Class Shares	162,697	224,779

A Class Shares:
Issued	n/a	n/a
Reinvestment of Dividends	n/a	n/a
Redeemed	n/a	n/a

Total Increase (Decrease) in Investor Class Shares	n/a	n/a

Net Increase (Decrease) in Shares Outstanding	411,982	2,456,699

Amounts	designated as “—” are $0.

“n/a”	designates that the Fund does not offer this class.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Value Equity Fund		Total Return Bond Fund
Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2020	Year Ended July 31, 2019

$199,777	$1,178,014	$135,771,673	$119,076,528
1,160,412	6,592,172	4,524,747	(19,700,120)
(2,676,440)	(14,708,765)	(138,036,077)	65,485,924

(1,316,251)	(6,938,579)	2,260,343	164,862,332

(1,823,386)	(7,698,849)	(125,231,018)	(103,743,506)
(834,846)	(2,390,282)	(18,817,985)	(14,981,109)
n/a	n/a	(69,877)	(39,688)

(2,658,232)	(10,089,131)	(144,118,880)	(118,764,303)

438,717	2,725,486	814,585,252	1,275,659,383
770,954	3,824,810	72,744,679	52,809,404
(17,072,938)	(44,219,339)	(1,124,079,814)	(526,537,951)

(15,863,267)	(37,669,043)	(236,749,883)	801,930,836

64,894	191,873	172,446,248	234,367,919
516,725	2,073,351	16,980,474	13,491,205
(2,216,354)	(20,361,275)	(258,805,689)	(107,868,376)

(1,634,735)	(18,096,051)	(69,378,967)	139,990,748

n/a	n/a	2,069,964	2,591,910
n/a	n/a	42,319	22,168
n/a	n/a	(1,249,029)	(1,831,189)

n/a	n/a	863,254	782,889

(17,498,002)	(55,765,094)	(305,265,596)	942,704,473

(21,472,485)	(72,792,804)	(447,124,133)	988,802,502

29,372,114	102,164,918	3,712,681,378	2,723,878,876

$7,899,629	$29,372,114	$3,265,557,245	$3,712,681,378

78,676	317,617	79,535,260	123,734,964
111,721	503,138	7,166,892	5,119,434
(2,417,134)	(5,651,432)	(111,528,936)	(51,060,500)

(2,226,737)	(4,830,677)	(24,826,784)	77,793,898

10,626	21,988	16,716,875	22,702,677
75,088	270,930	1,672,615	1,309,140
(325,937)	(2,810,677)	(25,724,465)	(10,473,089)

(240,223)	(2,517,759)	(7,334,975)	13,538,728

n/a	n/a	199,402	251,341
n/a	n/a	4,202	2,154
n/a	n/a	(121,865)	(176,437)

n/a	n/a	81,739	77,058

(2,466,960)	(7,348,436)	(32,080,020)	91,409,684

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Credit Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations:
Net Investment Income	$9,128,196	$8,805,288
Net Realized Gain (Loss) on Investments	1,467,102	(1,012,683)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,833,816)	2,373,819

Net Increase (Decrease) in Net Assets Resulting from Operations	2,761,482	10,166,424

Distributions:
Institutional Class Shares	(8,661,274)	(10,632,463)
Investor Class Shares	(490,081)	(695,665)
A Class Shares	(20,588)	(15,260)

Total Distributions	(9,171,943)	(11,343,388)

Capital Share Transactions:
Institutional Class Shares:
Issued	37,159,580	32,336,884
Reinvestment of Dividends	1,647,783	1,746,933
Redeemed	(38,439,618)	(30,213,513)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	367,745	3,870,304

Investor Class Shares:
Issued	1,414,840	2,631,594
Reinvestment of Dividends	480,065	623,737
Redeemed	(4,031,933)	(3,577,126)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(2,137,028)	(321,795)

A Class Shares:
Issued	310,042	215,918
Reinvestment of Dividends	19,157	15,260
Redeemed	(69,939)	—

Net Increase (Decrease) in Net Assets from A Class Share Transactions	259,260	231,178

Net Increase in Net Assets from Capital Share Transactions	(1,510,023)	3,779,687

Total Increase (Decrease) in Net Assets	(7,920,484)	2,602,723

Net assets:
Beginning of Year	213,555,764	210,953,041

End of Year	$205,635,280	$213,555,764

Share Transactions:
Institutional Class Shares:
Issued	3,884,745	3,341,399
Reinvestment of Dividends	174,523	181,262
Redeemed	(4,104,654)	(3,120,283)

Total Increase (Decrease) in Institutional Class Shares	(45,386)	402,378

Investor Class Shares:
Issued	151,235	271,984
Reinvestment of Dividends	50,921	64,781
Redeemed	(435,001)	(371,231)

Total Increase (Decrease) in Investor Class Shares	(232,845)	(34,466)

A Class Shares:
Issued	32,436	22,266
Reinvestment of Dividends	2,046	1,586
Redeemed	(7,195)	—

Total Increase in A Class Shares	27,287	23,852

Net Increase (Decrease) in Shares Outstanding	(250,944)	391,764

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Low Duration Bond Fund		Municipal Bond Fund
Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2020	Year Ended July 31, 2019

$7,235,891	$6,904,478	$2,501,812	$3,754,046
1,033,047	(47,515)	1,898,942	27,584
7,328,623	4,287,164	(583,889)	4,748,549

15,597,561	11,144,127	3,816,865	8,530,179

(6,816,119)	(6,209,133)	(2,608,571)	(3,702,767)
(420,280)	(508,809)	(126,907)	(97,625)
n/a	n/a	n/a	n/a

(7,236,399)	(6,717,942)	(2,735,478)	(3,800,392)

150,697,807	92,727,991	4,238,557	18,945,654
2,152,221	1,740,731	639,131	713,820
(75,899,277)	(60,805,994)	(105,843,582)	(36,122,733)

76,950,751	33,662,728	(100,965,894)	(16,463,259)

11,294,065	3,583,916	326,068	2,117,279
411,230	475,937	109,020	89,852
(10,306,698)	(7,221,447)	(2,051,724)	(133,770)

1,398,597	(3,161,594)	(1,616,636)	2,073,361

n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a

n/a	n/a	n/a	n/a

78,349,348	30,501,134	(102,582,530)	(14,389,898)

86,710,510	34,927,319	(101,501,143)	(9,660,111)

343,682,060	308,754,741	161,516,160	171,176,271

$430,392,570	$343,682,060	$60,015,017	$161,516,160

14,667,017	9,066,205	402,897	1,841,451
208,486	170,373	60,856	69,464
(7,368,009)	(5,947,520)	(10,024,880)	(3,525,533)

7,507,494	3,289,058	(9,561,127)	(1,614,618)

1,099,000	350,504	31,047	203,466
39,819	46,595	10,376	8,736
(999,666)	(704,905)	(194,614)	(12,797)

139,153	(307,806)	(153,191)	199,405

n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a

n/a	n/a	n/a	n/a

7,646,647	2,981,252	(9,714,318)	(1,415,213)

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Growth Equity Fund

Institutional Class Shares
2020	$13.82	$0.03	$3.53	$3.56	$(0.04)	$(1.39)	$(1.43)	$15.95	27.91%	$339,542	0.64%	0.64%	0.20%	17%
2019	14.49	0.05	1.09	1.14	(0.04)	(1.77)	(1.81)	13.82	10.34	290,773	0.63	0.63	0.34	25
2018	14.82	0.04	3.18	3.22	(0.03)	(3.52)	(3.55)	14.49	25.05	272,509	0.65	0.65	0.26	15
2017	13.61	0.04	2.51	2.55	(0.02)	(1.32)	(1.34)	14.82	20.54	251,675	0.79	0.79	0.27	16
2016	15.61	0.02	(0.32)	(0.30)	(0.02)	(1.68)	(1.70)	13.61	(1.72)	348,935	0.80	0.80	0.11	23

Investor Class Shares
2020	$13.61	$(0.01)	$3.48	$3.47	$(0.01)	$(1.39)	$(1.40)	$15.68	27.62%	$56,812	0.89%	0.89%	-0.05%	17%
2019	14.30	0.01	1.08	1.09	(0.01)	(1.77)	(1.78)	13.61	10.05	47,111	0.88	0.88	0.09	25
2018	14.70	—	3.15	3.15	(0.03)	(3.52)	(3.55)	14.30	24.72	46,266	0.90	0.90	0.01	15
2017	13.51	0.01	2.50	2.51	—	(1.32)	(1.32)	14.70	20.33	40,287	1.04	1.04	0.04	16
2016	15.53	(0.02)	(0.32)	(0.34)	—	(1.68)	(1.68)	13.51	(2.01)	64,238	1.05	1.05	(0.14)	23

Value Equity Fund

Institutional Class Shares
2020	$7.75	$0.10	$(0.58)	$(0.48)	$(0.10)	$(1.21)	$(1.31)	$5.96	(8.36)%	$5,137	1.24%	1.24%	1.43%	55%
2019	9.17	0.15	(0.34)	(0.19)	(0.15)	(1.08)	(1.23)	7.75	(1.12)	23,922	0.74	0.74	1.79	41
2018	9.11	0.14	0.70	0.84	(0.14)	(0.64)	(0.78)	9.17	9.37	72,653	0.70	0.70	1.50	26
2017	10.02	0.19	1.19	1.38	(0.19)	(2.10)	(2.29)	9.11	14.48	88,541	0.80	0.80	1.90	35
2016	11.20	0.15	(0.16)‡	(0.01)	(0.15)	(1.02)	(1.17)	10.02	0.55	315,388	0.80	0.80	1.54	52

Investor Class Shares
2020	$7.73	$0.06	$(0.56)	$(0.50)	$(0.08)	$(1.21)	$(1.29)	$5.94	(8.54)%	$2,763	1.61%	1.61%	0.96%	55%
2019	9.16	0.15	(0.37)	(0.22)	(0.13)	(1.08)	(1.21)	7.73	(1.46)	5,450	0.99	0.99	1.77	41
2018	9.10	0.11	0.71	0.82	(0.12)	(0.64)	(0.76)	9.16	9.16	29,512	0.95	0.95	1.23	26
2017	10.01	0.17	1.18	1.35	(0.16)	(2.10)	(2.26)	9.10	14.20	28,678	1.05	1.05	1.69	35
2016	11.19	0.13	(0.17)‡	(0.04)	(0.12)	(1.02)	(1.14)	10.01	0.30	60,576	1.05	1.05	1.29	52

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Total Return Bond Fund

Institutional Class Shares
2020	$10.42	$0.38	$(0.32)	0.06	$(0.41)	$—	$(0.41)	$10.07	0.60%	$2,834,690	0.47%	0.47%	3.74%	48%
2019	10.28	0.39	0.13	0.52	(0.38)	—	(0.38)	10.42	5.19	3,191,392	0.47	0.48	3.77	40
2018	10.50	0.37	(0.20)	0.17	(0.37)	(0.02)	(0.39)	10.28	1.60	2,349,388	0.48	0.48	3.60	15
2017	10.52	0.39	(0.02)	0.37	(0.38)	(0.01)	(0.39)	10.50	3.63	1,918,126	0.51	0.51	3.68	24
2016	10.56	0.41	—	0.41	(0.40)	(0.05)	(0.45)	10.52	4.02	1,606,097	0.52	0.52	3.90	32

Investor Class Shares
2020	$10.41	$0.35	$(0.31)	0.04	$(0.38)	$—	(0.38)	$10.07	0.44%	$429,079	0.72%	0.72%	3.47%	48%
2019	10.28	0.36	0.13	0.49	(0.36)	—	(0.36)	10.41	4.83	520,291	0.72	0.73	3.51	40
2018	10.50	0.35	(0.21)	0.14	(0.34)	(0.02)	(0.36)	10.28	1.35	374,298	0.73	0.73	3.35	15
2017	10.52	0.36	(0.02)	0.34	(0.35)	(0.01)	(0.36)	10.50	3.37	324,772	0.76	0.76	3.43	24
2016	10.56	0.38	—	0.38	(0.37)	(0.05)	(0.42)	10.52	3.76	260,702	0.77	0.77	3.65	32

A Class Shares
2020	$10.41	$0.35	$(0.32)	0.03	$(0.38)	$—	(0.38)	$10.06	0.34%	$1,788	0.72%	0.72%	3.47%	48%
2019	10.28	0.36	0.11	0.47	(0.34)	—	(0.34)	10.41	4.69	998	0.82	0.83	3.49	40
2018(a)	10.29	0.05	(0.01)	0.04	(0.05)	—	(0.05)	10.28	0.44 **	193	0.88 *	0.88 *	3.05 *	15 **

Credit Fund

Institutional Class Shares
2020	$9.72	$0.41	$(0.25)	0.16	$(0.41)	$—	(0.41)	$9.47	1.79%	$194,182	0.71%	0.71%	4.35%	35%
2019	9.78	0.40	0.06	0.46	(0.49)	(0.03)	(0.52)	9.72	4.88	199,800	0.70	0.70	4.18	19
2018	9.99	0.56	(0.17)	0.39	(0.47)	(0.13)	(0.60)	9.78	3.96	197,014	0.71	0.71	5.67	33
2017	9.63	0.55	0.30	0.85	(0.49)	—	(0.49)	9.99	9.08	163,210	0.81	0.81	5.57	27
2016	9.86	0.49	(0.24)	0.25	(0.48)^	—	(0.48)	9.63	2.79	129,395	0.83	0.83	5.27	36

Investor Class Shares
2020	$9.71	$0.39	$(0.25)	0.14	$(0.39)	$—	(0.39)	$9.46	1.53%	$10,815	0.96%	0.96%	4.11%	35%
2019	9.77	0.38	0.05	0.43	(0.46)	(0.03)	(0.49)	9.71	4.62	13,366	0.95	0.95	3.93	19
2018	9.98	0.54	(0.18)	0.36	(0.44)	(0.13)	(0.57)	9.77	3.71	13,779	0.96	0.96	5.41	33
2017	9.62	0.52	0.31	0.83	(0.47)	—	(0.47)	9.98	8.82	13,317	1.06	1.06	5.28	27
2016	9.85	0.47	(0.25)	0.22	(0.45)^	—	(0.45)	9.62	2.54	10,565	1.08	1.08	5.02	36

A Class Shares
2020	$9.71	$0.38	$(0.25)	0.13	$(0.39)	$—	(0.39)	$9.45	1.44%	$638	0.96%	0.96%	4.06%	35%
2019	9.76	0.37	0.06	0.43	(0.45)	(0.03)	(0.48)	9.71	4.60	390	1.05	1.05	3.83	19
2018(a)	9.80	0.08	(0.04)	0.04	(0.08)	—	(0.08)	9.76	0.36	160	1.11 *	1.11 *	4.68 *	33 **

Low Duration Bond Fund

Institutional Class Shares
2020	$10.28	$0.20	$0.19	0.39	$(0.20)	$—	(0.20)	$10.47	3.86%	$402,977	0.44%	0.44%	1.96%	71%
2019	10.14	0.22	0.13	0.35	(0.21)	—	(0.21)	10.28	3.52	318,215	0.43	0.43	2.16	23
2018	10.25	0.19	(0.11)	0.08	(0.19)^	—	(0.19)	10.14	0.80	280,519	0.45	0.45	1.83	20
2017	10.28	0.18	(0.03)	0.15	(0.18)	—	(0.18)	10.25	1.48	244,575	0.46	0.46	1.80	26
2016	10.30	0.16	(0.01)	0.15	(0.17)	—	(0.17)	10.28	1.43	214,708	0.51	0.51	1.58	36

Investor Class Shares
2020	$10.28	$0.18	$0.20	0.38	$(0.18)	$—	(0.18)	$10.48	3.70%	$27,415	0.69%	0.69%	1.72%	71%
2019	10.14	0.19	0.14	0.33	(0.19)	—	(0.19)	10.28	3.26	25,467	0.68	0.68	1.90	23
2018	10.25	0.16	(0.10)	0.06	(0.17)^	—	(0.17)	10.14	0.54	28,236	0.70	0.70	1.58	20
2017	10.28	0.16	(0.03)	0.13	(0.16)	—	(0.16)	10.25	1.24	28,317	0.71	0.71	1.55	26
2016	10.30	0.14	(0.02)	0.12	(0.14)	—	(0.14)	10.28	1.18	19,678	0.76	0.76	1.33	36

*	Annualized.
**	Not annualized.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Includes a return of capital of less than $0.005 per share.
(a)	Commenced operations on June 1, 2018.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends From Net Investment Income	Distributions From Realized Gains		Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Municipal Bond Fund

Institutional Class Shares
2020	$10.51	$0.23	$0.14	$0.37	$(0.27)	$—	^^	$(0.27)	$10.61	3.56	%††	$55,286	0.46%	0.56%	2.19%	19%
2019	10.20	0.24	0.31	0.55	(0.24)	—	^^	(0.24)	10.51	5.49	%††	155,224	0.41	0.51	2.31	9
2018	10.46	0.24	(0.21)	0.03	(0.25)	(0.04)		(0.29)	10.20	0.26	††	167,105	0.43	0.53	2.35	3
2017	10.70	0.24	(0.24)	-	(0.24)	—		(0.24)	10.46	0.00	††	259,606	0.42	0.52	2.28	21
2016	10.51	0.26	0.18	0.44	(0.25)	—		(0.25)	10.70	4.22	††	265,697	0.42	0.52	2.45	5

Investor Class Shares
2020	$10.51	$0.21	$0.13	$0.34	$(0.24)	$—	^^	$(0.24)	$10.61	3.30	%††	$4,729	0.73%	0.83%	1.96%	19%
2019	10.20	0.21	0.31	0.52	(0.21)	—	^^	(0.21)	10.51	5.21	%††	6,292	0.66	0.76	2.07	9
2018	10.46	0.22	(0.22)	—	(0.22)	(0.04)		(0.26)	10.20	0.00	††	4,071	0.68	0.78	2.12	3
2017	10.70	0.21	(0.24)	(0.03)	(0.21)	—		(0.21)	10.46	(0.25	)††	5,440	0.67	0.77	2.03	21
2016	10.50	0.23	0.19	0.42	(0.22)	—		(0.22)	10.70	4.06	††	5,432	0.67	0.77	2.18	5

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
^^	Amount is less than $0.005 per share.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Frost Family of Funds (the “Trust”) is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated December 11, 2018. The Frost Family of Funds include the Frost Growth Equity Fund (the “Growth Equity Fund”), Frost Value Equity Fund (the “Value Equity Fund”), Frost Total Return Bond Fund (the “Total Return Bond Fund”), Frost Credit Fund (the “Credit Fund”), Frost Low Duration Bond Fund (the “Low Duration Bond Fund”), and Frost Municipal Bond Fund (the “Municipal Bond Fund”) (each a “Fund” and, collectively, the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The Growth Equity Fund seeks to achieve long-term capital appreciation. The Value Equity Fund seeks to achieve long-term capital appreciation and current income. The Total Return Bond Fund, Credit Fund and Low Duration Bond Fund seek to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. The Funds may change their investment objective without shareholder approval. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Certain of the Funds currently offer Institutional Class Shares, Investor Class Shares and A Class Shares.

Each Fund is a successor to a corresponding predecessor mutual fund of the same name that was a series of The Advisors’ Inner Circle Fund II (each, a “Predecessor Fund” and, collectively, the “Predecessor Funds”). Each Predecessor Fund was managed by Frost Investment Advisors, LLC (the “Adviser” or “Frost”) using substantially the same investment objectives, strategies, policies and restrictions as those used by its corresponding Fund. Each Predecessor Fund was reorganized into its corresponding Fund on June 24, 2019 in connection with each Fund’s commencement of operations (each, a “Reorganization”). Each Predecessor Fund is treated as the survivor of the relevant Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Funds for periods prior to June 24, 2019 is that of the Predecessor Funds.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if avail- able. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not avail- able on the automated pricing feeds from the primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

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Exchange-traded registered investment companies are valued at the closing price from the primary exchange.

Open-end investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds dis- close fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended July 31, 2020, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Sub- chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more- likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax

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provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2020, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended July 31, 2020, the Funds did not incur any interest or penalties.

The Funds may also be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the Funds may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the Funds’ books. In many cases, however, the Funds may not receive such amounts for an extended period of time, depending on the country of investment. Upon the Fund’s receipt of reclaims, the reclaims are recorded as a reduction to foreign taxes withheld.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. During the year ended July 31, 2020, Frost Value Fund recorded a reduction to dividend income and an increase in unrealized gains of $44,250 based on the timing of tax characteristics of dividends received in prior periods. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income. Litigation income received during the year is recorded as realized gains by the Fund when such information becomes known. Gains of this type are infrequent to the Fund and are not expected to reoccur on a consistent basis. Class action litigation income received by the Value Equity Fund for the year ended July 31, 2020 amounted to $32,603 and is reflected on the Statement of Operations within Net realized gain from investments.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. The Fund’s investments in futures contracts are designed to enable the Fund to more closely approximate the performance of its benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Finally, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

For the year ended July 31, 2020, the Funds did not hold any Futures Contracts.

Expenses — Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Growth Equity Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. The Value Equity Fund, Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, and Municipal Bond Fund each distribute their net investment income monthly, as available, and make distributions of their net realized capital gains, if any, at least annually.

Line of Credit — The Funds entered into an agreement which enables them to participate in a $50 million unsecured committed revolving line of credit on a first come, first serve basis, with MUFG Union Bank, N.A. (the “Custodian”) which expires

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

June 29, 2021. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Custodian’s current reference rate. As of July 31, 2020, there were no borrowings outstanding. Listed below are Funds which had borrowings during the year ended July 31, 2020:

	Maximum Amount Borrowed	Number of Days Outstanding	Average Outstanding Balance	Daily Weighted Average Interest Rate	Interest Paid
Value Equity Fund	$1,339,708	23	$116,320	4.93%	$358
Municipal Bond Fund	2,000,000	17	623,529	3.25	957
Low Duration Bond Fund	3,320,963	3	2,654,297	4.75	1,051
Total Return Bond Fund	909,127	1	909,127	3.25	82

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also employees of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended July 31, 2020, the Funds were charged as follows for these services: $250,211 in the Growth Equity Fund, $11,164 in the Value Equity Fund, $2,669,759 in the Total Return Bond Fund, $153,050 in the Credit Fund, $270,248 in the Low Duration Bond Fund, and $83,438 in the Municipal Bond Fund.

The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Class Shares and A Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of each Fund’s average net assets attributable to the Investor Class Shares and A Class Shares as compensation for distribution services.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for share- holder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Funds’ A Class Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for share- holders’ accounts and other shareholder services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. serves as Custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

The Adviser serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Cullen/ Frost Bankers, Inc. (“Frost Bank”). For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses for certain Funds to the extent necessary to keep total annual Fund operating expenses from exceeding certain levels as set forth below until June 24, 2021 (the “Contractual Expense Limitation”) for the Growth Equity Fund, Value Equity Fund, Total Return Bond Fund, Credit Fund and Low Duration Bond Fund. The Adviser is entitled to the same fee for its services to each Predecessor Fund as it is for each Predecessor Fund’s corresponding Fund. In addition, the Adviser agreed to the same Contractual Expense Limitation and Voluntary Expense Limitation, as applicable, for each Predecessor Fund as with its corresponding Fund.

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The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s Contractual Expense Limitation for each Fund:

Fund	Advisory Fee Before Contractual Fee Reduction	Institutional Class Shares Contractual Expense Limitation	Investor Class Shares Contractual Expense Limitation*	A Class Shares Contractual Expense Limitation**

Growth Equity Fund†	0.50%	1.25%	1.50%	N/A

Value Equity Fund†	0.50%	1.25%	1.50%	N/A

Total Return Bond Fund	0.35%	0.95%	1.20%	1.35%

Credit Fund††	0.50%	1.00%	1.25%	1.40%

Low Duration Bond Fund	0.30%	0.95%	1.20%	N/A

†	Prior to September 1, 2017, the investment advisory fee was 0.65%.

††	Prior to September 1, 2017, the investment advisory fee was 0.60%.

*	The Rate includes the distribution amount of 0.25%.

**	The Rate includes the distribution amount of 0.25% and the servicing amount of 0.15%.

The Adviser has voluntarily agreed to reduce its investment advisory fees for the Municipal Bond Fund as set forth below (“Voluntary Fee Reduction”). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep from exceeding certain levels as set forth below (“Voluntary Expense Limitation”). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time.

The table below shows the rate of the Municipal Bond Fund’s investment advisory fee and the Adviser’s Voluntary Fee Reduction and Voluntary Expense Limitation.

Fund	Advisory Fee Before Voluntary Fee Reduction	Adviser’s Voluntary Fee Reduction	Institutional Class Shares Voluntary Expense Limitation	Investor Class Shares Voluntary Expense Limitation

Municipal Bond Fund	0.35%	0.10%	1.05%	1.30%

If at any point it becomes unnecessary for the Adviser to make Expense Limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned Expense Limitations to recapture all or a portion of its prior Expense Limitation reimbursements made during the preceding three year period up to the expense cap in place at the time the expenses were waived. The Adviser, however, will not be permitted to recapture any amount that is attributable to its Voluntary Fee Reduction. During the year ended July 31, 2020, the Adviser did not recapture previously waived/reimbursed fees for the Funds.

6. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended July 31, 2020 were as follows:

	U.S. Government	Other		Total

Growth Equity Fund
Purchases	$—	$55,041,073		$55,041,073
Sales	—	70,279,570		70,279,570

Value Equity Fund
Purchases	—	8,365,235		8,365,235
Sales	—	27,664,315		27,664,315

Total Return Bond Fund
Purchases	396,982,948	1,169,291,001		1,566,273,949
Sales	832,987,490	886,351,198	†	1,719,338,688

	U.S. Government	Other		Total

Credit Fund
Purchases	$—	$62,029,613	††	$62,029,613
Sales	—	62,117,448		62,117,448

Low Duration Bond Fund
Purchases	122,977,591	179,715,263		302,692,854
Sales	160,630,780	75,430,216		236,060,996

Municipal Bond Fund
Purchases	—	19,162,522		19,162,522
Sales	—	98,310,616		98,310,616

†	Includes $3,816,600 of sales with affiliated entities.
††	Includes $3,816,600 of purchases with affiliated entities.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to Rule 17a-7 of the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

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7. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise. The permanent differences primarily consist of reclassification of long term capital gain distribution on REITs, market discount adjustment, amortization adjustment on premium bond sold, gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, and distribution reclassification. There were no permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of July 31, 2020.

The tax character of dividends and distributions declared during the years ended July 31, 2020 and July 31, 2019 was as follows:

	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Growth Equity Fund
2020	$—	$895,116	$33,440,852	$—	$34,335,968
2019	—	792,945	38,925,590	—	39,718,535
Value Equity Fund
2020	—	389,813	2,268,419	—	2,658,232
2019	—	1,288,977	8,800,154	—	10,089,131
Total Return Bond Fund
2020	—	144,118,880	—	—	144,118,880
2019	—	118,764,303	—	—	118,764,303
Credit Fund
2020	—	9,171,943	—	—	9,171,943
2019	—	10,589,414	753,974	—	11,343,388
Low Duration Bond Fund
2020	—	7,236,399	—	—	7,236,399
2019	—	6,717,942	—	—	6,717,942
Municipal Bond Fund
2020	2,486,538	221,093	27,847	—	2,735,478
2019	3,585,302	215,090	—	—	3,800,392

As of July 31, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post-October Losses	Late-Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Growth Equity Fund	$238,205	$—	$9,438,002	$—	$—	$—	$217,367,290	$7	$227,043,504
Value Equity Fund	4,514	—	—	—	(69,921)	—	(338,433)	5	(403,835)
Total Return Bond Fund	151,075	—	—	(24,924,090)	—	—	(147,144,623)	26	(171,917,612)
Credit Fund	14,190	—	—	(1,449,822)	—	—	(8,109,541)	(3)	(9,545,176)
Low Duration Bond Fund	171,736	—	—	(566,543)	—	—	9,344,629	6	8,949,828
Municipal Bond Fund	459,725	—	1,409,563	—	—	—	2,818,648	(4)	4,687,932

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2019 through July 31, 2020, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2020 through July 31, 2020 and specified losses realized on investment transactions from November 1, 2019 through July 31, 2020, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Total Return Bond Fund	$9,664,851	$15,259,239	$24,924,090
Credit Fund	716,817	733,005	1,449,822
Low Duration Bond Fund	298,043	268,500	566,543

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During the year ended July 31, 2020, Low Duration Bond Fund utilized $994,101 in capital loss carryforwards to offset capital gains.

The aggregate cost of investments for federal income tax purposes at July 31, 2020 is different from book purposes primarily due to wash sales loss deferrals and the difference due premium amortization on callable securities. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2020 were as follows:

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Growth Equity Fund	$178,931,372	$219,027,112	$(1,659,822)	$217,367,290
Value Equity Fund	8,228,247	703,829	(1,042,262)	(338,433)
Total Return Bond Fund	3,401,074,445	161,165,785	(308,310,408)	(147,144,623)
Credit Fund	212,067,745	5,084,128	(13,193,669)	(8,109,541)
Low Duration Bond Fund	419,521,445	9,826,720	(482,091)	9,344,629
Municipal Bond Fund	56,486,481	2,832,246	(13,598)	2,818,648

8. Risks:

Asset-Backed and Mortgage-Backed Securities Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. In addition, a variety of economic, geographic, social and other factors, such as the sale of the under- lying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Collateralized Loan Obligations Risk (Credit Fund, Low Duration Bond Fund, Total Return Bond Fund): Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of uncreditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

Credit Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency’s own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

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High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Equity Risk (Growth Equity Fund, Value Equity Fund): Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of each Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in each Fund.

Foreign Company Risk (Growth Equity Fund, Value Equity Fund, Credit Fund): Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (“SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Growth Style Risk (Growth Equity Fund): The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

High Yield Bond Risk (Municipal Bond Fund, Credit Fund, Low Duration Bond Fund, Total Return Bond Fund): High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Interest Rate Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

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Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

Issuer Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk (Credit Fund): The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIBOR Replacement Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Management Risk (Each Fund): The risk that the investment techniques and risk analyses applied by the Adviser will not pro- duce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser and the individual portfolio manager in connection with managing each Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Market Risk (Each Fund): The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Global health events and pandemics, such as COVID-19, have the ability to affect --quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Municipal Issuers Risk (Low Duration Bond Fund, Municipal Bond Fund, Total Return Bond Fund): There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of each Fund’s municipal

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securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Prepayment and Extension Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with corporate-backed, mortgage-backed and asset-backed securities. If a security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Repurchase Agreement Risk (Credit Bond Fund, Low Duration Bond Fund, Total Return Bond Fund): Under a repurchase agreement, the seller of a security to the Fund agrees to repurchase the security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Sector Focus Risk (Growth Equity Fund, Value Equity Fund, Credit Fund, Low Duration Bond Fund, Total Return Bond Fund): Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Small- and Mid-Capitalization Company Risk (Growth Equity Fund, Value Equity Fund): The small- and mid-capitalization companies in which these Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

State-Specific Risk (Municipal Bond Fund): The Fund is subject to the risk that the economy of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing primarily in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

Structured Note Risk (Credit Fund): The Fund may invest in fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Value Style Risk (Value Equity Fund): The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Zero Coupon, Deferred Interest and Pay-In-Kind Bond Risk (Credit Fund): These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest- bearing securities having similar maturities and credit quality.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

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9. Other:

On July 31, 2020, the number of shareholders below held the following percentage of the outstanding shares of the Funds:

	# of Shareholders	% of Outstanding Shares
Growth Equity Fund
Institutional Class Shares	3	71.99%
Investor Class Shares	1	85.03%

Value Equity Fund
Institutional Class Shares	3	82.43%
Investor Class Shares	2	22.23%

Total Return Bond Fund
Institutional Class Shares	4	60.52%
Investor Class Shares	1	20.01%
A Class Shares	1	35.79%

Credit Fund
Institutional Class Shares	2	74.83%
Investor Class Shares	1	82.44%
A Class Shares	1	40.43%

Low Duration Bond Fund
Institutional Class Shares	3	68.42%
Investor Class Shares	1	66.49%

Municipal Bond Fund
Institutional Class Shares	2	58.42%
Investor Class Shares	2	88.87%

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

10. New Accounting Pronouncement:

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Under the new standard, the Total Return Bond Fund, Credit Fund, and Municipal Bond Fund have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended July 31, 2020. The adjustments to the cost basis of securities at the beginning of the period are as follows:

Total Return Bond Fund	$5,755,424
Credit Fund	197,083
Municipal Bond Fund	186,081

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

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11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2020, except as follows:

On September 28, 2020, the Board of Trustees of the Trust, at the recommendation of Frost Investment Advisors, LLC (the “Adviser”), the investment adviser of the Funds, has approved a plan of liquidation providing for the liquidation of the Frost Value Equity Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. In connection therewith, the Fund is closed to investments by new and existing shareholders effective as of the Fund’s close of business on October 1, 2020. The Fund is expected to cease operations and liquidate on or about November 27, 2020 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Frost Family of Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Frost Family of Funds (the “Trust”) (comprising the Frost Credit Fund, Frost Growth Equity Fund, Frost Low Duration Bond Fund, Frost Municipal Bond Fund, Frost Total Return Bond Fund, and Frost Value Equity Fund (collectively referred to as the “Funds”)) including the schedules of investments, as of July 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Frost Family of Funds at July 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Frost investment companies since 2008.

San Antonio, Texas

September 29, 2020

FROST FAMILY OF FUNDS

TRUSTEES AND OFFICERS OF THE FROST FUND FAMILY (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INTERESTED
TRUSTEES[2,3]

ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees (since 2019)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
TOM STRINGFELLOW (Born: 1953)	Trustee (since 2019)	President, Managing Director, Chief Investment Officer and Senior Fund Manager, Frost Investment Advisors, LLC since 2007. Chief Investment Officer, Frost Bank since 2001.
INDEPENDENT
TRUSTEES[3]

JOSEPH T. GRAUSE, JR (Born: 1952)	Trustee and Lead Independent Trustee (since 2019)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
BRUCE SPECA (Born: 1956)	Trustee (since 2019)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR.[4] (Born: 1942)	Trustee (since 2019)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
ROBERT MULHALL[4] (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates

3	Trustees oversee 6 funds in the Frost Family of Funds.

4	George J. Sullivan resigned as Independent Trustee and Robert Mulhall was elected as Independent Trustee in August 2019.

F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

Messrs. Nesher and Stringfellow are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-71-FROST. The following chart lists Trustees and Officers as of July 31, 2020:

Other Directorships Held in the Past 5 Years[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments-Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.
None.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds.

5

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

FROST FAMILY OF FUNDS

TRUSTEES AND OFFICERS OF THE FROST FUND FAMILY (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupations in the Past 5 Years
OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (since 2019)	Director of Client Service, SEI Investments, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2019)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2019)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2019)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2019)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Frost Family of Funds, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Secretary (since 2019)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President, JPMorgan Chase & Co., from 2012 to 2018.

F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

Other Directorships Held in the Past 5 Years

None.

None.

None.
None.
None.
None.
None.

FROST FAMILY OF FUNDS

TRUSTEES AND OFFICERS OF THE FROST FUND FAMILY (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupations in the Past 5 Years
OFFICERS (continued)

ROBERT MORROW (Born: 1968)	Vice President (since 2019)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2019)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

Other Directorships Held in the Past 5 Years

None.
None.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a fund’s average net assets; this percentage is known as a fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2020 to July 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

	Beginning Account Value 2/1/2020	Ending Account Value 7/31/2020	Annualized Expense Ratios	Expense Paid During Period*

Growth Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,150.00	0.64%	$3.42
Investor Class Shares	$1,000.00	$1,148.70	0.89%	$4.75
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.68	0.64%	$3.22
Investor Class Shares	$1,000.00	$1,020.44	0.89%	$4.47

Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$876.40	1.25%	$5.83
Investor Class Shares	$1,000.00	$875.70	1.50%	$7.00
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,015.51	1.25%	$6.27
Investor Class Shares	$1,000.00	$1,013.67	1.50%	$7.52

Total Return Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$986.30	0.47%	$2.32
Investor Class Shares	$1,000.00	$986.00	0.72%	$3.56
A Class Shares	$1,000.00	$985.00	0.72%	$3.55
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.53	0.47%	$2.36
Investor Class Shares	$1,000.00	$1,021.28	0.72%	$3.62
A Class Shares	$1,000.00	$1,021.28	0.72%	$3.62

	Beginning Account Value 2/1/2020	Ending Account Value 7/31/2020	Annualized Expense Ratios	Expense Paid During Period*

Credit Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$987.00	0.72%	$3.56
Investor Class Shares	$1,000.00	$985.70	0.97%	$4.79
A Class Shares	$1,000.00	$985.70	0.98%	$4.84
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.28	0.72%	$3.62
Investor Class Shares	$1,000.00	$1,020.04	0.97%	$4.87
A Class Shares	$1,000.00	$1,019.99	0.98%	$4.92

Low Duration Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,021.00	0.45%	$2.26
Investor Class Shares	$1,000.00	$1,019.70	0.69%	$3.46
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.63	0.45%	$2.26
Investor Class Shares	$1,000.00	$1,021.43	0.69%	$3.47

Municipal Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,016.50	0.55%	$2.76
Investor Class Shares	$1,000.00	$1,015.20	0.81%	$4.06
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.13	0.55%	$2.77
Investor Class Shares	$1,000.00	$1,020.84	0.81%	$4.07

*

Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 182/366 (to reflect the one-half year period).

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 20, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that (i) the report covered the period from December 1, 2018 through December 31, 2019 and thus did not cover the recent period of market volatility, and (ii) the Board held a call with the Trust’s officers on March 25, 2020 where the officers discussed the operations and effectiveness of the Program during the then-current market volatility. The Board requested that the Program Administrator provide an update of the operation of the Program during the then-current market volatility at its next meeting. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program since its implementation. The Program Administrator also noted that the Board approved a change to the membership of the committee serving as Program Administrator.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 0

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2020 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2020 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2020, the Funds are designating the following items with regard to distributions paid during the year:

	Return of Capital	Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)
Growth Equity Fund	0%	97%	3%	0%	100%
Value Equity Fund	0%	85%	15%	0%	100%
Total Return Bond Fund	0%	0%	100%	0%	100%
Credit Fund	0%	0%	100%	0%	100%
Low Duration Bond Fund	0%	0%	100%	0%	100%
Municipal Bond Fund	0%	1%	8%	91%	100%
Mid Cap Equity Fund*	0%	99%	1%	0%	100%
Global Bond Fund*	0%	0%	0%	0%	0%

	Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income (15% Tax Rate for QDI)(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
Growth Equity Fund	100%	100%	0%	0%	0%
Value Equity Fund	68%	87%	0%	0%	100%
Total Return Bond Fund	0%	0%	9%	100%	0%
Credit Fund	0%	0%	0%	100%	0%
Low Duration Bond Fund	0%	0%	17%	100%	0%
Municipal Bond Fund	0%	0%	0%	0%	0%
Mid Cap Equity Fund*	0%	0%	0%	0%	0%
Global Bond Fund*	0%	0%	0%	0%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6)

For California income tax purposes, for the fiscal year ended July 31, 2020, Municipal Bond Fund, designated 3.87% of their distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

*	Fund closed on May 29, 2020.

Please consult your tax advisor for proper treatment of this information. This notification should be kept with you permanent tax papers.

Frost Family of Funds

Annual Report

Investment Adviser

Frost Investment Advisors, LLC

111 Houston Street, 10th Floor

San Antonio, Texas 78205

Independent Registered Public Accounting Firm

Ernst & Young LLP

111 West Houston St., Suite 1901

San Antonio, Texas 78205

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, Pennsylvania 19103-2921

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is Robert Mulhall, and is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Frost Family of Funds (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2020			FYE July 31, 2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)(2)	$266,900	None	None	$290,000	None	None
(b)	Audit-Related Fees(2)	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	The series of the Trust reorganized, effective as of June 24, 2019, from series of The Advisors’ Inner Circle Fund II into series of the Frost Family of Funds.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	FYE July 31, 2020	FYE July 31, 2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended July 31st were $12,500 and $12,250 for 2020 and 2019, respectively.

(h)    During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with

Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Frost Family of Funds

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 8, 2020

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller, and CFO

Date: October 8, 2020